UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12

ASTEX PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASTEX PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2012

To the Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders of Astex Pharmaceuticals, Inc., a Delaware corporation, formerly SuperGen, Inc. ("we," "Astex Pharmaceuticals," or the "Company"), will be held on June 22, 2012 at 2:00 p.m., local time, at the Company's principal executive office, 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, for the following purposes:

  1.
  To elect nine directors to serve for the ensuing year and until their successors are duly elected and qualified;

  2.
  To approve amendments to the Company's 2003 Stock Plan, to (i) increase the number of shares of common stock authorized for issuance thereunder by 3,500,000, (ii) extend the term of the 2003 Stock Plan through April 27, 2022, (iii) increase the annual per person limit on stock option and stock appreciation right grants from 1,000,000 shares to 2,000,000 shares (and from 2,000,000 shares to 4,000,000 shares in connection with a participant's initial service), (iv) increase the annual per person limit on full-value award grants from 500,000 shares to 1,000,000 shares (and from 1,000,000 shares to 2,000,000 shares in connection with a participant's initial service), and (v) re-approve the material terms of the 2003 Stock Plan in order to continue to be able to grant equity awards that constitute "performance-based compensation" for the purposes of Internal Revenue Code Section 162(m);

  3.
  To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012; and

  4.
  To hold a non-binding advisory vote to approve executive compensation.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

        Only holders of record of the Company's common stock at the close of business on April 23, 2012, the record date, are entitled to notice of and to vote at the annual meeting.

        Your vote is important. Whether or not you plan to attend the annual meeting, please cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet, as promptly as possible. You may also request a paper proxy card or voting instruction form to submit your vote by mail or by telephone, if you prefer. We encourage you to vote via the Internet. It is convenient, more environmentally friendly, and saves us significant postage and processing costs.

/s/ JAMES S.J. MANUSO, PH.D. Chief Executive Officer and Chairman of the Board

Dublin, California
April 30, 2012

ASTEX PHARMACEUTICALS, INC.

PROXY STATEMENT
FOR
2012 ANNUAL MEETING OF STOCKHOLDERS

i

ASTEX PHARMACEUTICALS, INC.

PROXY STATEMENT
FOR
2012 ANNUAL MEETING OF STOCKHOLDERS

 INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Astex Pharmaceuticals, Inc., formerly SuperGen, Inc. ("we," "Astex Pharmaceuticals," or the "Company") for use at the annual meeting of stockholders to be held on June 22, 2012 at 2:00 p.m., local time, and at any adjournments thereof as conducted in accordance with our bylaws, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held at the Company's principal executive office, 4140 Dublin Boulevard, Suite 200, Dublin, California 94568. The telephone number at that location is (925) 560-0100. This proxy statement contains important information for you to consider when deciding how to vote on the matters set forth in the attached Notice of Annual Meeting of Stockholders. Please read it carefully.

        Beginning on or about May 4, 2012, we made copies of this proxy statement available to persons who were stockholders at the close of business on April 23, 2012, the record date for the annual meeting.

Notice of Internet Availability of Proxy Materials

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. You may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials are included in the Notice of Internet Availability.

Electronic Access to Proxy Materials

        The Notice of Internet Availability will provide you with instructions on how to:

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  View on the Internet the proxy materials for our annual meeting;

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  Vote on the proposals; and

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  Instruct us to send our future proxy materials to you by mail or electronically by e-mail.

        Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing the proxy materials to you and will reduce the environmental impact of our annual meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions including a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials by mail or electronically by e-mail will remain in effect until you terminate it.

Costs of Solicitation

        We will pay the costs of soliciting proxies from stockholders. We may determine to engage a proxy solicitor to solicit proxies for the annual meeting proposals and if we do so, we would pay the fees and expenses of any such firm incurred in connection with the solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners, including fees associated with:

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  forwarding the Notice of Internet Availability to beneficial owners;

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  forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

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  obtaining beneficial owners' voting instructions.

        Certain of our directors, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by written communication, telephone, facsimile or other electronic means.

Record Date and Shares Outstanding

        Stockholders of record at the close of business on April 23, 2012, the record date, are entitled to notice of and to vote at the annual meeting. As of the record date, 93,108,523 shares of the Company's common stock were issued and outstanding. No shares of preferred stock were outstanding.

Quorum; Abstentions; Broker Non-Votes

        A majority of the outstanding shares of common stock entitled to vote on the record date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting or any adjournments thereof. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the common stock present in person or represented by proxy at the annual meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

        Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker "non-votes" affect the election of directors as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. Broker "non-votes" are not deemed to be Votes Cast. As a result, while abstentions are deemed to be Votes Cast and will have the effect of votes in opposition of a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the Votes Cast and, therefore, do not have the effect of votes in opposition in such tabulations.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Householding

        In an effort to reduce printing costs and postage fees, we have adopted the practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to have access to and receive separate proxy voting instructions.

        If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Corporate Secretary, Astex Pharmaceuticals, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, call our Corporate Secretary at (925) 560-0100, or visit our website at www.astx.com. You may also contact us at the same address or phone number if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

        Householding does not apply with respect to the Notice of Internet Availability. Each stockholder who participates in electronic delivery of proxy materials will receive an individual Notice of Internet Availability.

QUESTIONS AND ANSWERS REGARDING OUR ANNUAL MEETING

        Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you may have about the annual meeting or this proxy statement.

Q:    Why am I receiving these proxy materials?

A:    The Company is providing these proxy materials for you in connection with our Annual Meeting of Stockholders, which will take place on June 22, 2012. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:    What is the Notice of Internet Availability?

A:    In accordance with rules and regulations adopted by the SEC, unless a stockholder has specifically requested to receive a printed copy of our proxy materials, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

        We expect to mail the Notice of Internet Availability on or about May 4, 2012, to all stockholders entitled to vote at the annual meeting. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.

Q:    What proposals will be voted on at the annual meeting?

A:    There are four proposals scheduled to be voted on at the annual meeting:

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  Election of the nominees for director set forth in this proxy statement;

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  To approve amendments to the Company's 2003 Stock Plan, to (i) increase the number of shares of common stock authorized for issuance thereunder by 3,500,000, (ii) extend the term of the 2003 Stock Plan through April 27, 2022, (iii) increase the annual per person limit on stock option and stock appreciation right grants from 1,000,000 shares to 2,000,000 shares (and from 2,000,000 shares to 4,000,000 shares in connection with a participant's initial service), (iv) increase the annual per person limit on full-value award grants from 500,000 shares to 1,000,000 shares (and from 1,000,000 shares to 2,000,000 shares in connection with a participant's initial service), and (v) re-approve the material terms of the 2003 Stock Plan in order to continue to be able to grant equity awards that constitute "performance-based compensation" for the purposes of Internal Revenue Code Section 162(m);

  •
  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

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  An advisory vote to approve executive compensation.

Q:    What is Astex Pharmaceuticals' voting recommendation?

A:    The board of directors recommends that you vote your shares as follows:

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  "FOR" each of the nominees to the board of directors;

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  "FOR" approval of the amendments to, and the material terms of, the 2003 Stock Plan;

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  "FOR" ratification of the appointment of our independent registered public accounting firm; and

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  "FOR" approval, on an advisory basis, of executive compensation.

Q:    Who can vote at the annual meeting?

A:    The board of directors has set April 23, 2012 as the record date for the annual meeting. All stockholders who owned Astex Pharmaceuticals common stock at the close of business on April 23, 2012 may attend and vote at the annual meeting. Each stockholder is entitled to one vote for each share of common stock of Astex Pharmaceuticals held as of the record date on all matters to be voted on. Stockholders do not have the right to cumulate votes. Shares held as of the record date include shares that are held directly in your name as the stockholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:    Most stockholders of Astex Pharmaceuticals hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record

        If your shares are registered directly in your name with Astex Pharmaceuticals' transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the Notice of Internet Availability has been sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to Astex Pharmaceuticals or to vote in person at the annual meeting.

Beneficial Owners

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and the Notice of Internet Availability has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request a "legal proxy" from the broker, bank or other nominee who holds your shares, giving you the right to vote the shares at the annual meeting.

Q:    How many votes does Astex Pharmaceuticals need to hold the annual meeting?

A:    A majority of Astex Pharmaceuticals' outstanding shares as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote such shares.

        Shares are counted as present at the annual meeting if you:

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  are present and vote in person at the annual meeting; or

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  have properly submitted a proxy card or voting instruction card or voted by telephone or via the Internet.

Q:    How are votes counted?

A:    You may vote either "FOR" or "WITHHOLD" with respect to each nominee for the board of directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals Two, Three, and Four. Voting results are tabulated and certified by Broadridge Financial Solutions, Inc.

Q:    What happens if I do not cast a vote?

A:    Stockholders of record—If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting. However, if you submit a signed proxy card with no further instructions, your shares will be counted as a vote "FOR" each director nominee and "FOR" Proposals Two, Three, and Four.

        Beneficial owners—If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal One), to approve the amendments to the 2003 Stock Plan (Proposal Two), and to record your advisory vote to approve executive compensation (Proposal Four). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors or on stock plan amendments, your bank or broker was allowed to vote those shares on your behalf in the election of directors or on stock plan amendments as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors and on stock plan amendments on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on stock plan amendments, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal Three).

Q:    What is the voting requirement to approve each of the proposals?

A:    With respect to Proposal One, the election of directors, the nine nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. Votes withheld and broker non-votes have no legal effect due to the fact that director elections are by a plurality. Proposals Two, Three, and Four require the affirmative "FOR" vote of a majority of the shares of our outstanding common stock represented, in person or by proxy, and entitled to vote. Abstentions are deemed to be Votes Cast and have the same effect as a vote against these proposals. Broker non-votes are not deemed to be Votes Cast and, therefore, are not included in the tabulation of the voting results on these proposals.

Q:    How can I vote my shares in person at the annual meeting?

A:    Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote in person, please bring your proxy card or proof of identification to the annual meeting. Even if you plan to attend the annual meeting, Astex recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. If you hold your shares in street name, you must request a legal proxy from your broker or other holder of record in order to vote in person at the annual meeting.

Q:    How can I vote my shares without attending the annual meeting?

A:    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy; please refer to the voting instructions in the Notice of Internet Availability or below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee; please refer to the voting instructions provided to you by your broker, bank or other nominee.

        Internet—Stockholders of record with Internet access may submit proxies by following the "Vote by Internet" instructions on the Notice of Internet Availability until 11:59 p.m., Eastern Time, on June 21, 2012, or by following the instructions at www.proxyvote.com. Most of our stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, banks or other nominees. A large number of banks and brokerage firms are participating in Broadridge Financial Solutions, Inc.'s online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in Broadridge's program.

        Telephone—If you requested a printed set of the proxy materials, you will be eligible to submit your vote by telephone.

        Mail—If you are a stockholder of record, you may request a proxy card from us, and indicate your vote by completing, signing and dating the card and by returning it in the prepaid envelope that will be provided. Stockholders who hold shares beneficially in street name may request a voting instruction form from their broker, bank or other nominee.

Q:    How can I change or revoke my vote?

A:    Subject to any rules your broker, bank or other nominee may have, you may change your voting instructions at any time before your shares are voted at the annual meeting.

        Stockholders of record—If you are a stockholder of record, you may change your vote (1) by delivering to the Company, prior to your shares being voted at the annual meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) by attending the annual meeting and voting in person (although attendance at the annual meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Company prior to the taking of the vote at the annual meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Company or should be sent so as to be delivered to our principal executive offices, Attention: Chief Financial Officer.

        Beneficial owners—If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, bank or other nominee, or (2) if you have obtained, from the broker, bank or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the annual meeting and voting in person.

        In addition, a stockholder of record or a beneficial owner who has voted via the Internet or by telephone may also change their vote by making a timely and valid subsequent Internet or telephone vote no later than 11:59 p.m., Eastern Time, on June 21, 2012.

Q:    Where can I find the voting results of the annual meeting?

A:    The preliminary voting results will be announced at the annual meeting. The final results will be published in a report on Form 8-K to be filed within four business days after the annual meeting.

Q:    Who are the proxies and what do they do?

A:    The two persons named as proxies on the proxy card, James S.J. Manuso, our Chief Executive Officer and Chairman of the Board, and Michael Molkentin, our Chief Financial Officer, were designated by the board of directors. All properly executed proxy cards will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as noted above.

Q:    What should I do if I receive more than one Notice of Internet Availability or set of proxy materials?

A:    If you received more than one Notice of Internet Availability or set of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each Notice of Internet Availability or voting instruction card that you receive to ensure that all of your shares are voted.

Q:    What happens if additional proposals are presented at the annual meeting?

A:    If you are a stockholder of record and grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of Astex's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:    Is my vote confidential?

A:    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Astex Pharmaceuticals or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by the board of directors. Occasionally, stockholders provide written comments on their proxy cards, which are then forwarded to Astex Pharmaceuticals' management.

 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Our stockholders may submit proposals that they believe should be voted upon at our next annual meeting or nominate persons for election to the board of directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in the proxy statement for our 2013 annual meeting. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, Astex Pharmaceuticals, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, no later than January 4, 2013, which is 120 calendar days prior to the one-year anniversary of the mailing date of this year's proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2013 proxy statement.

        Alternatively, under our bylaws, a nomination or a proposal for our 2013 annual meeting that the stockholder does not seek to include in our 2013 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary, Astex Pharmaceuticals, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the company first mailed its proxy materials or notice of availability of proxy materials for the preceding year's annual meeting (whichever is earlier). As described in our bylaws, the stockholder submission must include certain specified information concerning the stockholder and the proposal or nominee, as the case may be. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

        The SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The discretionary vote deadline for our 2013 annual meeting is March 20, 2013 (45 calendar days prior to the one-year anniversary of the mailing date of this year's proxy materials). If a stockholder gives notice of such a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2013 annual meeting.

CORPORATE GOVERNANCE AND OTHER MATTERS

Corporate Governance Guidelines

        Our board of directors adopted Corporate Governance Guidelines that outline, among other matters, the role and functions of the board of directors. A copy of the Corporate Governance Guidelines is available in the corporate governance section of our website at www.astx.com.

Board Independence

        Our board of directors is the ultimate decision-making body of the Company, except with respect to those matters reserved for the approval by stockholders. Our board of directors has reviewed the independence of each director and determined that all of our directors, other than Dr. James S.J. Manuso and Dr. Harren Jhoti, are independent directors under the marketplace rules of the NASDAQ Stock Market. We have also determined that all directors serving as members of our Audit Committee, Compensation Committee, and Governance and Nominating Committee are independent under the marketplace rules of the NASDAQ Stock Market and the rules of the SEC.

Consideration of Stockholder Recommendations and Nominations

        The Governance and Nominating Committee of our board of directors will consider both recommendations and nominations from stockholders for candidates to our board of directors. A stockholder who desires to recommend a candidate for election to our board of directors should direct the recommendation in writing to the Corporate Secretary, Astex Pharmaceuticals, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Astex Pharmaceuticals within the last three years and evidence of the nominating person's ownership of Astex Pharmaceuticals stock and amount of stock holdings. For a stockholder recommendation to be considered by the Governance and Nominating Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals.

        If, instead, a stockholder desires to nominate a person directly for election to our board of directors, the stockholder must follow the rules set forth by the SEC (see "Deadline for Receipt of Stockholder Proposals" above) and meet the deadlines and other requirements set forth in Section 2.5 of our bylaws, including, among other things: (1) the name and address of the stockholder and any "stockholder associated person" proposing to make such nomination and the name, age, business address and residence address of the nominee; (2) the principal occupation or employment of the nominee; (3) the class and number of shares of Astex Pharmaceuticals stock that are held of record or are beneficially owned by the stockholder, any stockholder associated person and the nominee, and any derivative positions held or beneficially held by any such persons; (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder, any stockholder associated person or the nominee with respect to any of our securities, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder, any stockholder associated person or the nominee with respect to any of our securities; (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (6) a written statement executed by the nominee acknowledging that as a director of Astex Pharmaceuticals, the nominee will owe a fiduciary duty under Delaware law with respect to Astex Pharmaceuticals and our stockholders.

 Identifying and Evaluating Nominees for Director

        The Governance and Nominating Committee seeks directors with established records of significant accomplishment in business and areas relevant to our strategies. We believe this philosophy helps to create a board of directors that represents a mix of backgrounds, is strong in its collective knowledge and has a diversity of skill and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, and industry knowledge. The Committee also seeks directors who share individual characteristics that we believe are essential to achieve a well-functioning deliberative body, including integrity, independence, commitment to Astex Pharmaceuticals and to the interests of our stockholders, and the willingness to challenge and stimulate management in an environment of mutual trust. In addition, the Committee believes that candidates should have substantial experience with one or more publicly traded national or multinational companies. While our board of directors and the Committee do not have a specific diversity policy, diversity is considered in the identification and evaluation of nominees for our board of directors because a variety of points of view contribute to a more effective decision making process. The Committee uses the following procedures to identify and evaluate the individuals that it selects, or recommends that our board of directors select, as director nominees:

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  The Committee will review the qualifications of any candidates who have been properly recommended or nominated by stockholders, as well as those candidates who have been identified by management, individual members of our board of directors or, if the Committee determines, a search firm. This review may, in the Committee's discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate, or other actions that the Committee deems proper.

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  The Committee will evaluate the performance and qualifications of individual members of our board of directors eligible for re-election at an annual meeting of stockholders.

  •
  The Committee will consider the suitability of each candidate, including the current members of our board of directors, in light of the current size and composition of the board of directors. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, diversity, age, expertise, diversity of experience, length of service, other commitments, and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of our board of directors as a whole. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board of directors that is comprised of directors who (1) are predominately independent, (2) are of high integrity, (3) have qualifications that will increase overall board of directors effectiveness, and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

  •
  After such review and consideration, the Committee selects, or recommends that our board of directors select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

  •
  In evaluating and identifying candidates, the Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

  •
  The Committee will endeavor to notify, or cause to be notified, each director candidate of its decision as to whether to nominate such individual for election to our board of directors.

 Stockholder Communication with our Board of Directors

        Any stockholder may contact any of our directors by writing to them by mail c/o Astex Pharmaceuticals, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568.

        Any stockholder communications directed to our board of directors (other than concerns regarding questionable accounting or auditing matters directed to the Audit Committee or otherwise in accordance with our Financial Information Integrity Policy) will first go to our Corporate Secretary, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log.

        The Corporate Secretary will forward all such original stockholder communications to our board of directors for review.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of Astex Pharmaceuticals and our subsidiaries. A copy of the Code of Business Conduct and Ethics is available in the corporate governance section of our website at www.astx.com.

Board Leadership Structure and Independent Lead Director

        Dr. Manuso serves as both our chairman of the board of directors and chief executive officer ("CEO"). Our board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent board members have determined that the most effective board leadership structure for Astex Pharmaceuticals at the present time is for the CEO to also serve as chairman of the board of directors, a structure that has served Astex Pharmaceuticals well for many years. The independent board members believe that because the CEO is ultimately responsible for the day-to-day operation of our Company and for executing its strategy, and because the performance of our Company is an integral part of board of directors deliberations, the CEO is the director best qualified to act as chairman of our board of directors. Our board of directors retains the authority to modify this structure to best address our Company's unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.

        Our board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight or management accountability, which is the goal that many seek to achieve by separating the roles of chairman of the board of directors and CEO. Astex Pharmaceuticals' governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Corporate Governance Guidelines and the various committee charters, which are available on our website. Some of the relevant processes and other corporate governance practices include:

  •
  Our board of directors has an independent lead director with leadership authority and responsibilities. Walter J. Lack, chairman of the Governance and Nominating Committee, was selected by the independent board members to be the lead independent director.

  •
  Our board of directors also has a vice chairman, Peter Fellner, whose role is to work closely with the chairman and CEO and the lead independent director in management of the functions of the board of directors and oversight of the Company. In his role as vice chairman, Dr. Fellner provides independent leadership perspective as a non-executive board member and former chair of Astex Therapeutics Limited.

  •
  Our chairman of the board of directors and our lead independent director, with the input of the vice chairman, set the agenda for all board of directors meetings, and our lead independent director sets the agenda for, and leads, all executive meetings of the independent directors, working with the vice chairman, as appropriate, and providing consolidated feedback from those meetings to our chairman and CEO, as appropriate. Our lead independent director also has the authority to call meetings of our board of directors in executive session, facilitates discussions, outside of scheduled board meetings, among the independent directors on key issues as required, and serves as a non-exclusive liaison with the chairman and CEO and vice chairman, in consultation with the other independent directors. If appropriate, the lead director and vice chairman will also coordinate and consult on issues in the event the chairman and CEO is not immediately available, or in the event of a potential conflict of interest of the chairman and CEO.

  •
  At each regularly scheduled board meeting, all non-management directors can meet in an executive session independent of any of our management. In these executive sessions, the independent directors can deliberate on such matters as CEO succession planning or the performance of our CEO.

  •
  All of our directors, except Dr. Manuso, our chairman and CEO, and Dr. Jhoti, our president, are independent directors. Each director is an equal participant in decisions made by the full board of directors. The Audit, Compensation, and Governance and Nominating Committees are all comprised of independent directors.

  •
  Each of our directors is elected annually by our stockholders. Our Corporate Governance Guidelines also ensure that the other independent members of the board of directors are involved in key aspects of governance. Additionally, the chairman and CEO regularly solicits suggestions from the directors for presentations by management at board of directors and Committee meetings. Furthermore, each board member has full and free access to our management and employees.

The Board's Role in Risk Management Oversight

        Our management is responsible for the day-to-day assessment and management of the risks we face, while our board of directors administers its risk oversight function directly and through the Audit Committee. Management reports to our board of directors and/or the Audit Committee regarding identified or potential risks. The areas of material risk to our Company include strategic, operational, financial, legal and regulatory risks. Our board of directors regularly reviews our Company's strategies and attendant risks, and provides advice and guidance with respect to strategies to manage these risks while attaining long- and short-term goals. Financial risks, including investment policies as well as overall economic risks, are the purview of our Audit Committee. The Audit Committee's review is accompanied by reports from management and assessments related to our internal control over financial reporting from our internal and external auditors. In assessing risks, the board of directors and the Audit Committee are advised by management, counsel, and experts, as appropriate.

Attendance by Board Members at the Annual Meeting of Stockholders

        It is the policy of our board of directors to encourage board members to attend the Annual Meeting of Stockholders. All six individuals serving on our board of directors as of June 16, 2011, the date of our 2011 annual meeting, attended such meeting.

Board Meetings and Committees

        During the year ended December 31, 2011, our board of directors held seven meetings. In addition, certain matters were approved by our board of directors or a committee of the board of directors by unanimous written consent. Each director is expected to attend each meeting of the board of directors and those committees on which he serves. During 2011, all of the directors, except

Dr. Ismail Kola, attended 75% or more of the meetings of the board of directors and committees, if any, upon which such directors served. Dr. Kola, who became a board member after the acquisition of Astex Therapeutics Limited, missed one of two meetings subsequently held due to a commitment existing prior to the acquisition date.

        Our board of directors currently has three standing committees: the Audit, Compensation, and Governance and Nominating Committees. Each committee has a written charter that has been approved by our board of directors, and all of the charters are available in the corporate governance section of our website at www.astx.com.

        Audit Committee.    The members of the Audit Committee are Charles J. Casamento, Thomas V. Girardi, and Walter J. Lack. Our board of directors has determined that each of the members of the Audit Committee is "independent," as defined under and required by the federal securities laws and the rules of the NASDAQ Stock Market, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our board of directors has determined that Mr. Casamento qualifies as an "audit committee financial expert" as that term is defined in Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act"), and has the "financial sophistication" required under the rules of the NASDAQ Stock Market. The Audit Committee reviews and monitors the corporate financial reporting, internal controls and the internal and external audits of our Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by our independent auditors, and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee meets independently with our independent auditors and our senior management and reviews the general scope of our accounting, financial reporting, and annual audit, our annual and interim financial statements, the results of the annual audit and reviews of interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter. The Audit Committee held four meetings during 2011. For more information regarding the functions performed by the Audit Committee, please see "Report of the Audit Committee of the Board of Directors" on page 63.

        Compensation Committee.    The Compensation Committee is currently composed of three independent directors, as defined in the applicable listing standards of the NASDAQ Stock Market: Thomas V. Girardi, Timothy Haines, and Walter J. Lack. The Compensation Committee reviews our executive compensation policy, including equity compensation for senior executives of the company, and makes recommendations to the board of directors regarding such matters. The role of the Compensation Committee is described in greater detail under the section of this proxy statement entitled "Compensation Discussion and Analysis" beginning on page 37. The Compensation Committee held two meetings during 2011 and approved several matters by unanimous written consent.

        Governance and Nominating Committee.    The Governance and Nominating Committee is composed of Charles J. Casamento, Peter Fellner, Thomas V. Girardi, Allan R. Goldberg, Timothy Haines, Ismail Kola, and. Walter J. Lack. All Committee members are independent, as defined in the applicable listing standards of the NASDAQ Stock Market. The purpose of this Committee is to assist the board of directors in meeting appropriate governance standards. To carry out this purpose, the Committee's role is to: (1) develop and recommend to our board of directors the governance principles applicable to us; (2) oversee the evaluation of our board of directors and management; (3) recommend to our board of directors director nominees for each committee; (4) assist our board of directors by identifying prospective director nominees and determining the director nominees for the next annual meeting of stockholders; and (5) manage and oversee the recruitment of successor CEO candidates. The Governance and Nominating Committee held two meetings during 2011.

        Pharmaceutical Sub-Committee.    The Pharmaceutical Sub-Committee was composed of Charles J. Casamento, Allan R. Goldberg, and former director, Michael D. Young. The purpose of the Pharmaceutical Sub-Committee was to assist Company management and advise the board of directors regarding strategic initiatives of the Company, including product development, acquisition, financing or other similar strategic initiatives regarding the Company as directed by the board of directors from time to time. The Pharmaceutical Sub-Committee did not hold any meetings during 2011 and was dissolved on July 20, 2011 upon the acquisition of Astex Therapeutics Limited.

Director Compensation

        We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors.

        Cash Compensation.    In 2011, non-employee directors of our Company received cash compensation in accordance with the schedule noted below:

Annual Retainer—Board Member	$24,000
Annual Retainer—Vice-Chairman	£50,000
Board Meeting attendance (In person)	$3,500
Board Meeting attendance (Telephonically, lasting in excess of 30 minutes)	1,750
Audit Committee Meeting—Chairman (In person)	2,250
Audit Committee Meeting—Chairman (Telephonically, lasting in excess of 30 minutes)	1,250
Committee Meeting attendance (In person)	1,750
Committee Meeting attendance (Telephonically, lasting in excess of 30 minutes)	1,000

        Directors are also reimbursed for all reasonable expenses incurred by them in attending board of directors and committee meetings.

        Stock Options.    Each new non-employee director who joins the board of directors receives an option to purchase 50,000 shares of our common stock. The options vest as to 20% of the shares upon grant and as to 20% of the shares each year thereafter, provided that the non-employee director continues to serve as a director on such date. Each option has a term of ten years from the date of grant. The exercise price per share is 100% of the fair market value of our common stock on the date of grant.

        On the date of each annual meeting of stockholders, non-employee directors receive an option to purchase 15,000 shares of our common stock, and each then-serving member of the Audit Committee and the Compensation Committee also receives, for service on each such Committee, an option to purchase 10,000 shares of common stock. All annual options granted to members of the board of directors and committee members vest as to 25% of the shares on the date of grant and as to 25% of the shares on each three-month anniversary of the date of grant. Each option has a term of ten years from the date of grant. The exercise price per share for all such options granted is 100% of the fair market value of our common stock on the date of grant. In 2011, pro-rated options were also granted to members of the Pharmaceutical Sub-Committee for the period up to July 20, 2011, when the committee was dissolved.

        The vesting of all options held by members of our board of directors will accelerate in full in the event that, within twelve months following a change of control of our Company, the optionee's status as a director is involuntarily terminated, and, in such event, the optionee will have the right to exercise such options within twelve months following the termination, or such lesser period as is the option term.

 Director Summary Compensation Table for Fiscal Year Ended December 31, 2011

        The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Charles J. Casamento	83,761	38,817	—		125,578
Peter Fellner	47,469	81,030	—		128,499
Thomas V. Girardi	34,750	52,626	—		87,376
Allan R. Goldberg	46,750	23,781	44,049	(3)	114,580
Timothy Haines	16,050	81,030	—		97,080
Ismail Kola	14,300	81,030	—		95,330
Walter J. Lack	48,000	52,626	—		100,626
Michael D. Young(2)	26,250	3,068	—		29,318

(1)
Reflects the aggregate grant date fair value using the Black-Scholes option pricing model for option awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012. These amounts do not correspond to the actual value that could be realized by each director.

(2)
Dr. Young resigned from the board of directors on July 20, 2011.

(3)
Represents cash fees paid as a member of the Company's Scientific Advisory Board. The Company ceased paying Scientific Advisory Board fees to Dr. Goldberg upon the acquisition of Astex Therapeutics Limited effective July 20, 2011.

        The following table sets forth option grants to non-employee directors/committee members during 2011:

Name	Grant as Member of Board/Committee	Date of Grant		Number of Shares Underlying Options Granted	Exercise Price Per Share $(4)	Expiration Date	Grant Date Fair Value $(5)
Charles J. Casamento	Board	06/16/11	(1)	15,000	2.92	06/16/21	22,554
	Audit Committee	06/16/11	(1)	10,000	2.92	06/16/21	15,036
	Pharmaceutical
	Sub-Committee	06/16/11	(3)	833	2.92	06/16/21	1,227
Peter Fellner	Board	07/20/11	(2)	50,000	2.94	07/20/21	81,030
Thomas V. Girardi	Board	07/20/11	(1)	15,000	2.92	06/16/21	22,554
	Audit Committee	06/16/11	(1)	10,000	2.92	06/16/21	15,036
	Compensation Committee	06/16/11	(1)	10,000	2.92	06/16/21	15,036
Allan R. Goldberg	Board	06/16/11	(1)	15,000	2.92	06/16/21	22,554
	Pharmaceutical
	Sub-Committee	06/16/11	(1)	833	2.92	06/16/21	1,227
Timothy Haines	Board	07/20/11	(2)	50,000	2.94	07/20/21	81,030
Ismail Kola	Board	07/20/11	(2)	50,000	2.94	07/20/21	81,030
Walter J. Lack	Board	06/16/11	(1)	15,000	2.92	06/16/21	22,554
	Audit Committee	06/16/11	(1)	10,000	2.92	06/16/21	15,036
	Compensation Committee	06/16/11	(1)	10,000	2.92	06/16/21	15,036
Michael D. Young(6)	Board	06/16/11	(3)	1,250	2.92	06/16/21	1,841
	Pharmaceutical
	Sub-Committee	06/16/11	(3)	833	2.92	06/16/21	1,227

(1)
Option shares vest as to 25% of the shares on the date of the grant and as to 25% of the shares on each three-month anniversary thereafter.

(2)
Option shares vest as to 20% of the shares on the date of the grant and as to 20% of the shares on each one-year anniversary thereafter.

(3)
Option shares vest as to 100% of the shares on the grant date.

(4)
The exercise price per share represents the fair market value on the date of grant as determined by the closing price of our common stock on the NASDAQ Stock Market.

(5)
Reflects the grant date fair value using the Black-Scholes option pricing model of each equity award computed in accordance with ASC 718. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012. These amounts do not correspond to the actual value that could be realized by each director.

(6)
Dr. Young resigned from the board of directors effective July 20, 2011.

        As of December 31, 2011, each non-employee director had the following outstanding options to purchase shares of our common stock:

Name	Aggregate Number of Shares
Charles J. Casamento	280,833
Peter Fellner	50,000
Thomas V. Girardi	405,000
Allan R. Goldberg	201,472
Timothy Haines	50,000	(1)
Ismail Kola	76,192	(2)
Walter J. Lack	130,000

(1)
Mr. Haines is a member of Abingworth LLP ("ALLP"). ALLP provides services to Abingworth Management Limited (the "Manager"), which serves as adviser to certain funds (the "Funds"). Under an agreement between Mr. Haines and ALLP, Mr. Haines is deemed to hold 43,712 of the 50,000 options to purchase common stock (such portion, the "Abingworth Options") previously awarded to him, and any shares of common stock issuable upon exercise of the Abingworth Options, for the benefit of the Manager on behalf of the Funds, and must exercise the Abingworth Options solely upon the direction of the Manager. The Funds may be deemed the indirect beneficial owners of the Abingworth Options, and Mr. Haines may be deemed the indirect beneficial owner of the Abingworth Options through his indirect interest in the Funds.

(2)
Includes 26,192 replacement options granted upon the acquisition of Astex Therapeutics Limited on July 20, 2011.

PROPOSAL ONE

APPROVAL OF ELECTION OF DIRECTORS

General

        The board of directors is currently composed of nine members. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The board of directors has nominated the persons set forth below for election as directors. All of the nominees are current directors of the company. There are no family relationships among any of our directors or executive officers, including any of the nominees mentioned below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The nine nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

Information Regarding Nominees

        The name, age and principal occupation of each nominee, as of April 30, 2012, are set forth in the table below. Except as described below, each of the nominees has been engaged in his principal occupation during the past five years.

Name	Age	Principal Occupation
James S.J. Manuso	63	Chief Executive Officer and Chairman of the Board
Harren Jhoti	49	President and Director of the Company
Charles J. Casamento(1)(3)	66	Executive Director and Principal, The Sage Group
Peter Fellner(3)(4)	68	Executive Chairman, Vernalis, Director of UCB SA, Evotec AG, QinetiQ Holdings plc, and Bespak.
Thomas V. Girardi(1)(2)(3)	72	Senior Partner, Girardi & Keese
Allan R. Goldberg(3)	70	Advisory Partner, The Channel Group, LLC
Timothy Haines(2)(3)	54	Partner, Abingworth Management Limited
Ismail Kola(3)	55	Executive Vice President and President, New Medicines at UCB S.A.
Walter J. Lack(1)(2)(3)	64	Managing Partner, Engstrom, Lipscomb & Lack

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Governance and Nominating Committee

(4)
Vice Chairman of the Board

        James S.J. Manuso, Ph.D., M.B.A., serves as chairman of the board of directors and chief executive officer. He served as chairman, president, and chief executive officer from January 2004 to July 2011, as our chief executive officer-elect from September 2003 to December 2003, and as a director since February 2001. Dr. Manuso is co-founder and immediate past president and chief executive officer of

Galenica Pharmaceuticals, Inc. Dr. Manuso co-founded and was general partner of PrimeTech Partners, a biotechnology venture management partnership, from 1998 to 2002, and co-founder and managing general partner of The Channel Group LLC, an international life sciences corporate advisory firm. He was also president of Manuso, Alexander & Associates, Inc., management consultants and financial advisors to pharmaceutical and biotechnology companies. Dr. Manuso was a vice president and director of Health Care Planning and Development for The Equitable Companies (now Group Axa), where he also served as acting medical director. He currently serves on the boards of Novelos Therapeutics, Inc. (NVLT:OB) and privately-held KineMed, Inc. Previously, he served on the boards of Merrion Pharmaceuticals Ltd. (MERR:IEX; Dublin, Ireland), Inflazyme Pharmaceuticals, Inc. (IZP: TSE, Vancouver, Canada), Symbiontics, Inc. (subsequently sold to BioMarin as ZyStor Therapeutics, Inc.), Galenica Pharmaceuticals, Inc., Quark Pharmaceuticals, Inc., and Supratek Pharma, Inc. Dr. Manuso earned a B.A. with Honors in Economics and Chemistry from New York University, a Ph.D. in Experimental Psychophysiology from the Graduate Faculty of The New School University, a Certificate in Health Systems Management from Harvard Business School, and an Executive M.B.A. from Columbia Business School. Dr. Manuso is the author of over 30 chapters, articles and books on topics including health care cost containment and biotechnology company management. He has taught and lectured at Columbia, New York University, Georgetown, Polytechnic University, Waseda University (Japan), and elsewhere. He has delivered invited addresses at meetings of the American Management Association, the American Medical Association, the Securities Industry Association, the Biotechnology Industry Organization, and many other professional associations. Dr. Manuso serves on the Board of Directors of the Biotechnology Industry Organization (BIO) and its Health Section Governing Board. He previously served as vice president and a member of the Board of Trustees of the Greater San Francisco Bay Area Leukemia & Lymphoma Society.

        The Governance and Nominating Committee reviewed Dr. Manuso's qualifications and selected Dr. Manuso, a Ph.D. level scientist with an Executive MBA, as a nominee because he is the Company's CEO and has over 35 years of extensive operational, financial, and board level experience within private and public biotechnology and pharmaceutical companies in the U.S. and internationally. He has been associated with Astex Pharmaceuticals, as a consultant from 1992 until 2001, and as a board member, from 2001 through 2004, immediately prior to his current appointment at the Company. In addition to serving as CEO at several biotechnology and pharmaceutical companies, he has served on the boards of over eight private and public companies. Dr. Manuso has gained valuable experience in business, financial and commercial development, mergers and acquisitions, governance, compensation and audit issues as a result of his past and current experience on various boards. Dr. Manuso has expansive knowledge of the biotechnology and pharmaceutical industry, and over the course of his career has developed relationships with chief executives and other senior managers within the industry and the financial and business community. He has also been instrumental in raising funds for several private and public biotechnology and pharmaceutical companies. Accordingly, the Governance and Nominating Committee has determined that Dr. Manuso is well qualified to serve as a member of our board of directors and lead the board of directors as chairman.

        Harren Jhoti, Ph.D., has served as president and member of the board of directors since July 2011. He co-founded Astex Therapeutics in 1999 and was chief scientific officer until November 2007 when he was appointed chief executive. Dr. Jhoti was named by the Royal Society of Chemistry as "Chemistry World Entrepreneur of the Year" for 2007. He has published widely including in leading journals such as Nature and Science and has also been featured in TIME magazine after being named by the World Economic Forum a Technology Pioneer in 2005. Dr. Jhoti served as a non-executive director of Iconix Inc. Before founding Astex Therapeutics in 1999, he was head of Structural Biology and Bioinformatics at GlaxoWellcome in the United Kingdom (1991-1999). Prior to Glaxo, Dr. Jhoti was a post-doctoral scientist at Oxford University. He received a B.Sc. (Hons) in Biochemistry in 1985 and a Ph.D. in Protein Crystallography from the University of London in 1989.

        The Governance and Nominating Committee reviewed Dr. Jhoti's qualifications and selected him as a nominee because he is the Company's president and has over 20 years of broad scientific, operational, management, and financial experience within private and public biotechnology and pharmaceutical companies, many with international operations. Dr. Jhoti has developed a broad network of business relationships with pharmaceutical and biotech executives that have contributed to establishing drug discovery partnerships. Dr. Jhoti has extensive knowledge about the Company's core drug discovery technology and drug discovery within the industry, has served as a member on several scientific advisory boards, and is considered a pioneering technology leader recognized by many peers. In addition, Dr. Jhoti has experience with the investment community raising funds from private investors to finance operations and programs. Accordingly, the Governance and Nominating Committee has determined that Dr. Jhoti is well qualified to serve as a member of our board of directors.

        Charles J. Casamento has served as a director since September 2002. Mr. Casamento is currently executive director and principal of The Sage Group, a healthcare advisory group specializing in transactions, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies. Mr. Casamento was the president and CEO of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. From 1999 through 2004, he served as chairman of the board, president and CEO of Questcor Pharmaceuticals, Inc. Mr. Casamento formerly served as RiboGene, Inc.'s president, CEO and chairman of the board from 1993 through 1999 until it merged with Cypros to form Questcor. He was co-founder, president and CEO of Interneuron Pharmaceuticals, Inc., a biopharmaceutical company, from 1989 until 1993. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president and general manager, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. Mr. Casamento also serves on the boards of directors of CORTEX Pharmaceuticals, International Stem Cell Corporation, and VIVUS, Inc. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and was originally licensed to practice pharmacy in the states of New York and New Jersey.

        The Governance and Nominating Committee selected Mr. Casamento to serve as a director because it believes that he has very specific experience starting up biotechnology companies including being chairman and CEO of several public biotechnology companies. He has extensive business development experience, currently working for a health care business development advisory firm. During his career he has concluded over seventy acquisition, divestiture, product licensing and product partnering transactions and has completed numerous private and public company financings. Additionally, he is a financial expert and sits on the audit committee of one other public biotechnology company and has an extensive working knowledge of corporate governance and audit practices. During his career he has sat on the boards of directors of nine public biotechnology/pharmaceutical companies. Accordingly, the Governance and Nominating Committee has determined that Mr. Casamento is well qualified to serve as a member of our board of directors.

        Peter Fellner, Ph.D., has served as vice chairman since July 2011. Previously he served as chairman of Astex Therapeutics Limited from 2002 through July 2011. He also serves as chairman of Consort Medical plc, Optos plc, Biotie Therapies Corp and Vernalis plc. In addition, he is a director of the global biopharmaceutical company UCB SA, and a member of the Novo A/S Advisory Group. He has previously been chairman of several other life science companies, including Acambis plc and Premier Research Group plc, until they each were sold during 2008. He was previously chairman of Celltech Group plc, one of Europe's largest biotechnology companies until its acquisition in 2004, having served as its CEO from 1990 to 2003. Before joining Celltech, Dr. Fellner served as CEO of Roche UK, from 1986 to 1990. From 1984 to 1986 he was director of the Roche UK Research Centre.

        The Governance and Nominating Committee selected Dr. Fellner to serve as a director because of his extensive experience as a board member overseeing a number of biopharmaceutical and life science companies, and incumbent experience in overseeing and operating multinational science based companies as both a board chair and a CEO. In addition, Dr. Fellner has specific knowledge about the nature of the Company's drug development business history and extensive relationships with other companies within the industry around the world. Accordingly, the Governance and Nominating Committee has determined that Dr. Fellner is well qualified to serve as vice chairman of the board of directors.

        Thomas V. Girardi has served as a director since May 2000. Mr. Girardi is senior partner of Girardi & Keese, a law firm specializing in major business litigation, where he has worked since 1964. Mr. Girardi has served as national president and Los Angeles chapter president of the American Board of Trial Advocates, has also served as president of the International Academy of Trial Lawyers, an organization limited to 500 trial lawyers in America, from 2005 to 2006, and is a member of the Inner Circle of Advocates, American Board of Professional Liability Lawyers, International Society of Barristers, and American Trial Lawyers Association. Mr. Girardi is also a member of the board of directors of Boyd Gaming, Inc. He received his B.S. from Loyola Marymount University, his J.D. from Loyola Law School, and an L.L.M. from New York University.

        The Governance and Nominating Committee selected Mr. Girardi to serve as a director because he has experience serving on boards of several small to large companies. He has extensive business and legal experience involving business and commercial litigation, intellectual property, class action, pharmaceutical and other relevant legal issues encountered by businesses. The Company has benefited from the valuable insight Mr. Girardi has developed in governance, compensation and audit issues. He is familiar with a full range of corporate, operational and board functions, and in light of these qualifications, the Governance and Nominating Committee has determined that Mr. Girardi is well qualified to serve as a member of our board of directors.

        Allan R. Goldberg, Ph.D., has served as a director since March 2005. Dr. Goldberg is a co-founder and currently serves as advisory partner at The Channel Group LLC (TCG), a global life sciences venture management and strategic advisory organization with expertise in business, financial, scientific and commercial development. Dr. Goldberg also served as interim president of Phage Pharmaceuticals, Inc. from April 2010 to April 2011. Prior to his affiliation with TCG, Dr. Goldberg co-founded PrimeTech Partners, a venture management partnership whose purpose was to create, finance and develop biomedical companies. From 1989 to 1997, Dr. Goldberg held various senior management positions, including chief scientific officer, chairman and chief executive officer at Innovir Laboratories, Inc., a NASDAQ-listed biotechnology company he co-founded. He was a director and co-founder of ZyStor Therapeutics, Inc., a Milwaukee-based biotechnology company that was purchased in August 2010 by BioMarin Pharmaceutical Inc. In addition, he also was on the board of directors of LCT BioPharma Inc., the U.S. subsidiary of Living Cell Technologies Limited (ASX:LCT). He is a co-founder and a board member of Lesanne Life Sciences, LLC. Prior to founding Innovir, Dr. Goldberg was a professor of virology and a member of the faculty of The Rockefeller University from 1971 to 1989. Dr. Goldberg has served as a consultant to several large pharmaceutical companies as well as numerous private and public academic institutions. He earned a B.A. from Cornell University and a Ph.D. in Biochemistry/Biology from Princeton University, and was a postdoctoral fellow at Albert Einstein College of Medicine.

        The Governance and Nominating Committee selected Dr. Goldberg to serve as a director because it believes that he has extensive experience in science, including cancer and infectious diseases, the translation of discovery and development activities ultimately into commercial products, and management of small biotechnology companies. His broad experience in these areas has been especially relevant when assessing new strategic initiatives identifying new compounds for drug development consideration, or when assessing other strategic alternatives, as in the evaluation of acquiring new technologies such as CLIMB. As former chairman of the Company's Scientific Advisory Board, he also provided oversight for the board of directors of the Company's drug development efforts. Dr. Goldberg has also been chairman and CEO of a public company and has served on boards of several private and public companies. His business and scientific background was also of considerable benefit as a member of the Company's former Pharmaceutical Sub-Committee. The Governance and Nominating and Committee has reviewed these qualifications and background and has determined that based on Dr. Goldberg's extensive executive and business experience, he is well qualified to serve as a member of our board of directors.

        Timothy Haines has served as director since July 2011. He has been a partner at Abingworth Management Limited, a life science and healthcare private investment firm, since 2005. Prior to this, Mr. Haines was chief executive of Astex Therapeutics Limited. Mr. Haines was with Astex Therapeutics Limited for more than five years. Previously, he was chief executive of two divisions of the publicly listed medical technology company, Datascope Corp. Prior to Datascope, he held a number of other senior management positions in the United States and Europe. Current and past board positions include Astex Therapeutics Limited, Chroma, Fovea, IMI, KSpine, Lombard Medical, PowderMed, Stanmore Implants and XCounter. Mr. Haines has a B.Sc. from Exeter University and an M.B.A. from INSEAD. He is a former director of the Biotechnology Industry Association and currently sits on the Venture Committee of the British Venture Capital Association.

        The Governance and Nominating Committee selected Mr. Haines to serve as a director because it believes that he has very specific experience in starting up and running biotechnology and healthcare companies including being CEO of Astex Therapeutics Limited. Mr. Haines has invested in and sat on the boards of a number of biotechnology and healthcare companies, public and private, as both a chairman and a director and is familiar with the governance, compensation and audit requirements of such a role. Mr. Haines brings significant international Healthcare management expertise having served as CEO of companies in France, UK and the US and has been involved in numerous activities to significantly build shareholder value, including: Merger and acquisitions, trade sale, and product licensing. Mr. Haines has significant knowledge of the biotechnology and pharmaceutical industry, and has developed relationships with chief executives and other senior managers within the industry and the financial community. Accordingly, the Governance and Nominating Committee has determined that Mr. Haines is well qualified to serve as a member of our board of directors.

        Ismail Kola, Ph.D., has served as director since July 2011. He is executive vice president and president, New Medicines at UCB S.A. Dr. Kola joined UCB from Schering-Plough Corporation where he was senior vice president, Discovery Research and Early Clinical Research & Experimental Medicine at Schering-Plough Research Institute and chief scientific officer, Schering-Plough Corporation. Prior to Schering-Plough, Dr. Kola held senior positions at Merck, as senior vice president and site head, Basic Research, and at Pharmacia Corporation where he was vice president, research and global head, Genomics Science and Biotechnology with Pharmacia Corporation, and served as a consultant to SmithKline Beecham Pharmaceuticals, and as a member of their Genomics Advisory Board. Dr. Kola holds adjunct professorships of medicine at Washington University and at Monash University Medical School; a foreign adjunct professorship at The Karolinska Institute; and is a William Pitt Fellow at Pembroke College, Cambridge University, U.K. Dr. Kola has a Ph.D. in Medicine from the University of Cape Town, South Africa.

        The Governance and Nominating Committee selected Dr. Kola to serve as a director because of his significant experience in the area of scientific research, as well as his operational experience within the biotechnology and genomics sectors. Dr. Kola also has extensive experience in drug discovery and development and has been successful in bringing several drugs to market. Dr. Kola's educational background as a Ph.D. and ongoing academic positions provide perspective on current developments in scientific research and clinical programs. Accordingly, the Governance and Nominating Committee has determined that Dr. Kola is well qualified to serve as a member of our board of directors.

        Walter J. Lack has served as a director since February 2000. Mr. Lack is managing partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. He received his B.A. from Loyola Marymount University where he is a long standing member of the Board of Regents. He received his J.D. from Loyola Law School in Los Angeles.

        The Governance and Nominating Committee has reviewed Mr. Lack's extensive experience serving on the boards of several public companies in which he acted as chairman of the board, lead outside director, and chairman of the compensation and corporate governance committees, and has determined that he is well qualified to serve on the board of directors. In addition, Mr. Lack has extensive experience involving complex business, pharmaceutical and securities law issues encountered by business organizations across various industries. Through his past service on the boards of other companies he has gained valuable experience in governance, compensation and audit issues. His ability to communicate and encourage discussion, together with his legal and board experience in multiple industries, makes him an effective lead independent director for our board of directors.

PROPOSAL TWO

AMENDMENTS TO 2003 STOCK PLAN

General

        Our 2003 Stock Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees, directors and consultants of nonstatutory stock options, stock purchase rights, restricted stock units or stock appreciation rights. The 2003 Plan was originally adopted by the board of directors in March 2003 and approved by the Company's stockholders in May 2003. Unless terminated sooner, and unless this proposal is approved by our stockholders, the 2003 Stock Plan is scheduled to terminate automatically in May 2013. In March 2005, March 2008, and March 2010, the board of directors voted, and the stockholders approved, increases in the number of shares of common stock authorized for issuance under the 2003 Stock Plan, bringing the total shares reserved for issuance under the 2003 Stock Plan to 11,500,000 shares plus any shares which were reserved but not issued under the Company's 1993 Stock Option Plan (the "1993 Plan") as of the expiration of the 1993 Plan on December 3, 2003 and following the expiration of the 1993 Plan, any shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan.

        In April 2012, the board of directors approved amending the 2003 Stock Plan, subject to stockholder approval, to (i) increase the number of shares of common stock authorized for issuance thereunder by 3,500,000, (ii) extend the term of the 2003 Stock Plan through April 27, 2022, (iii) increase the annual per person limit on stock option and stock appreciation right grants from 1,000,000 shares to 2,000,000 shares (and from 2,000,000 shares to 4,000,000 shares in connection with a participant's initial service), (iv) increase the annual per person limit on full-value award grants from 500,000 shares to 1,000,000 shares (and from 1,000,000 shares to 2,000,000 shares in connection with a participant's initial service), and (v) re-approve the material terms of the 2003 Stock Plan in order to continue to be able to grant equity awards that constitute "performance-based compensation" for the purposes of Section 162(m) of the Code. Proposal Two seeks stockholder approval of the increase in shares authorized under the 2003 Stock Plan, the extension of the 2003 Stock Plan term through April 27, 2022, increasing the annual per person limit on stock option and stock appreciation right grants from 1,000,000 shares to 2,000,000 shares (and from 2,000,000 shares to 4,000,000 shares in connection with a participant's initial service), increasing the annual per person limit on full-value award grants from 500,000 shares to 1,000,000 shares (and from 1,000,000 shares to 2,000,000 shares in connection with a participant's initial service), and re-approval of the material terms of the 2003 Stock Plan for the purposes of continuing to be able to grant equity awards that constitute "performance-based compensation" for the purposes Section 162(m) of the Code. As of April 23, 2012 and after giving effect to the proposed 3,500,000 share increase, there were 4,164,132 shares available for future grant under the 2003 Stock Plan. As of April 23, 2012, there were 15,911,784 options outstanding, with a weighted average exercise price of $3.61 and a weighted average remaining term of 6.09 years.

        We believe that equity compensation awards play a key role in our ability to recruit, reward and retain executives and key employees. Companies like ours have historically used equity compensation awards as an important part of recruitment and retention packages. We compete directly with other companies for experienced executives and other personnel and believe that we must be able to offer comparable packages to attract the caliber of individual necessary to our business.

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 2003 STOCK PLAN AND THE RE-APPROVAL OF THE MATERIAL TERMS OF THE 2003 STOCK PLAN.

        A copy of the revised 2003 Stock Plan is attached to this proxy statement as Appendix A. The essential provisions of the 2003 Stock Plan are outlined below.

Summary of the 2003 Stock Plan

        General.    The purposes of the 2003 Stock Plan are to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, including the employees, directors and consultants of any parent and subsidiary companies, and to promote the success of our business. Options granted under the 2003 Stock Plan may be either incentive stock options or nonstatutory stock options. Stock purchase rights, stock appreciation rights and restricted stock units may also be granted under the 2003 Stock Plan.

        Shares Available for Issuance.    Upon approval of this proposal by our stockholders, a total of 15,000,000 shares will be reserved for issuance under the 2003 Stock Plan (of which 4,164,132 shares were available for future grant as of April 23, 2012, after giving effect to the proposed 3,500,000 share increase), plus any shares which were reserved but not issued under the 1993 Plan as of the expiration of the 1993 Plan on December 3, 2003 and following the expiration of the 1993 Plan, any shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan. Any shares subject to awards shall be counted against the shares available for issuance as one share for every share subject thereto.

        If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, is forfeited to or repurchased by the Company, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2003 Stock Plan. With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right shall cease to be available under the 2003 Stock Plan. Shares that have actually been issued under the 2003 Stock Plan under any award shall not be returned to the 2003 Stock Plan and shall not become available for future distribution under the 2003 Stock Plan; provided, however, that if shares of restricted stock or restricted stock units are repurchased by the Company at their original purchase price or are forfeited to the Company, such shares shall become available for future grant under the 2003 Stock Plan. Shares used to pay the exercise price of an option shall become available for future grant or sale under the 2003 Stock Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the 2003 Stock Plan.

        Pursuant to the 2003 Stock Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options under Section 422 of the Code will not exceed 15,000,000 shares.

        Administration.    The 2003 Stock Plan may generally be administered by the board of directors or a committee appointed by the board of directors, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2003 Stock Plan.

        Eligibility.    Nonstatutory stock options, stock purchase rights, stock appreciation rights and restricted stock units may be granted to our employees, directors, and consultants and to employees, directors and consultants of any parent or subsidiary companies. Incentive stock options may be granted only to our employees and to employees of any parent or subsidiary companies. As of April 23, 2012, approximately 153 of the Company's employees, directors and consultants were eligible to participate in the 2003 Stock Plan. The administrator, in its discretion, selects which of our employees, directors and consultants to whom awards may be granted, the time or times at which such awards shall be granted, and the exercise price (if any) and number of shares subject to each such grant.

        No Repricing.    The 2003 Stock Plan prohibits option or stock appreciation right repricing, including by way of an exchange for another award or for cash, unless stockholder approval is obtained.

        Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the 2003 Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of our Company, options and stock appreciation rights to purchase more than 2,000,000 shares of our common stock or restricted stock and restricted stock units covering more than 1,000,000 shares of our common stock. Notwithstanding this limit, however, in connection with such individual's initial service with the Company, such individual may be granted options and stock appreciation rights to purchase up to an additional 2,000,000 shares of our common stock or restricted stock or restricted stock units covering up to an additional 1,000,000 shares of our common stock.

        Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

          (a)    Exercise Price.    The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as "performance based compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to an at least 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our common stock is generally determined with reference to the closing price for our common stock on the date the option is granted.

          (b)    Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, reduction in the amount of any liability we may have to a person receiving an option grant, any other form of consideration permitted by applicable law, or any combination thereof.

          (c)    Term of Option.    The term of each option will be stated in the option agreement. The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to an at least 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

          (d)    Termination of Service.    If an optionee's service relationship with the Company terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship with the Company terminates due to the optionee's death or disability, the optionee or the optionee's personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve months from the date of such termination.

          (e)    Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Stock Plan as may be determined by the administrator.

        Stock Purchase Rights.    In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

        Restricted Stock Units.    Awards of restricted stock units are shares that vest in accordance with terms and conditions established by the administrator.

        In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will depend on the extent to which the vesting criteria are met. The administrator may set vesting criteria based upon the achievement of Company-wide, business unit or individual goals, which may include continued employment or service, or any other basis determined by the administrator. Notwithstanding the foregoing, if the administrator desires that the award qualify as performance-based compensation under Section 162(m) of the Code, any restrictions will be based on a specified list of performance goals (see "Performance Goals" below for more information).

        Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout. Restricted stock units shall only be paid out in shares of our common stock.

        Stock Appreciation Rights.    Stock appreciation rights are awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which our stock price on the date of exercise exceeds the per share exercise price. The exercise price will be set on the date of grant, and shall be no less than 100% of the fair market value of our common stock on the date of grant. An individual will be able to profit from a stock appreciation right only if the fair market value of our common stock increases above the exercise price. Our obligation arising upon the exercise of a stock appreciation right may only be paid in shares of our common stock. The administrator determines the terms of stock appreciation rights. A stock appreciation right will expire no later than ten years after the date of grant.

        Performance Goals.    Under Section 162(m) of the Code, the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the material terms of the 2003 Stock Plan, setting limits on the number of awards that any individual may receive and for awards other than options and stock appreciation rights, establishing objective performance criteria that must be met before the award actually will vest or be paid.

        We have designed the 2003 Stock Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. Awards of restricted stock subject to stock purchase rights or restricted stock units under the 2003 Stock Plan may be made subject to the attainment of one or more of the following objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period's results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles") or which may be adjusted when established to exclude or include any items otherwise includable or excludable under GAAP or under

IASB Principles including (a) earnings per share, (b) operating cash flow, (c) operating income, (d) profit, (e) return on assets, (f) return on equity, (g) return on sales, (h) revenue, (i) stock price, (j) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (k) gross margin, (l) operating expenses or operating expenses as a percentage of revenue, (m) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (n) return on capital, (o) return on assets or net assets, (p) return on investment, (q) operating margin, (r) market share, (s) contract awards or backlog, (t) overhead or other expense reduction, (u) objective customer indicators, (v) new product invention or innovation, (w) attainment of research and development milestones, (x) total stockholder return, or (y) objective employee metrics. Any criteria used may be measured, as applicable (i) in absolute terms, (ii) against another company or companies, on a per-share basis, and/or (iii) on a pre-tax or post-tax basis (if applicable). The performance goals may differ from participant to participant and from award to award.

        Non-Transferability of Awards.    Unless determined otherwise by the administrator, an award granted under the 2003 Stock Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the administrator makes an award granted under the 2003 Stock Plan transferable, it may only be transferable for no consideration to transferees permitted pursuant to the SEC's General Instructions to the Form S-8 Registration Statement and such award shall contain such additional terms and conditions as the administrator deems appropriate.

        Adjustments Upon Changes in Capitalization.    In the event our common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of stock subject to the 2003 Stock Plan, the number of shares that may be granted to a participant in any year and in connection with a participant's initial employment with the Company, the number of shares of stock subject to any award outstanding under the 2003 Stock Plan, and the exercise price, if any, of any such award.

        In the event of a liquidation or dissolution, the administrator may, in its sole discretion, provide that each participant shall have the right to exercise all or any part of his or her option or stock appreciation right until ten days prior to the date of liquidation or dissolution, including shares as to which the option or stock appreciation right would not otherwise be exercisable. Additionally, the administrator may provide that any repurchase option or forfeiture rights applicable to any award shall fully lapse, or provide for the full vesting of any award.

        In connection with our merger with or into another corporation or our "change in control," as defined in the 2003 Stock Plan, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation. If the successor corporation refuses to assume the awards or to substitute substantially similar awards, the participant shall fully vest in such awards, including shares as to which it would not otherwise be vested or exercisable. In such event, the administrator shall notify the participant that the option, stock purchase right, or stock appreciation right is fully exercisable for fifteen days from the date of such notice and that the option, stock purchase right, or stock appreciation right terminates upon expiration of such period.

        Amendment and Termination of the Plan.    The board of directors may amend, alter, suspend or terminate the 2003 Stock Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2003 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the board of directors or stockholders may impair the rights of any participant under the 2003 Stock Plan without the written consent of the participant. Unless terminated earlier, the 2003 Stock Plan shall terminate on April 27, 2022.

Federal Income Tax Consequences

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Astex Pharmaceuticals of awards granted under the 2003 Stock Plan. Tax consequences for any particular individual may be different.

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the optionee exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

        Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        As a result of Section 409A of the Code and the Treasury regulations promulgated thereunder ("Section 409A"), however, nonstatutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying stock or with a deferral feature may be taxable to the recipient in the year of vesting in an amount equal to the difference between the then fair market value of the underlying stock and the exercise price of such awards and may be subject to an additional 20% federal income tax plus penalties and interest. In addition, certain states, such as California, have adopted similar tax provisions.

        Stock Purchase Rights.    Generally, no income will be recognized by a purchaser in connection with the grant of a stock purchase right or the exercise of the right for unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within thirty days of the date of exercise of the stock purchase right. Otherwise, as our repurchase option lapses, the purchaser will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time our repurchase option lapses and the amount paid for the stock, if any. Upon the purchaser's disposition of the shares, any gain or loss is treated as capital gain or loss. If the purchaser was an employee at the time the stock purchase right was granted, any amount treated as compensation will be subject to tax withholding by the Company, and we generally will be entitled to a tax deduction in that amount at the time the purchaser recognizes ordinary income with respect to a stock purchase right.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be capital gain or loss.

        Restricted Stock Units.    A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

        Section 409A.    Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. Awards granted under the 2003 Stock Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Some states may also apply a penalty tax (for instance, California imposes a 20% penalty tax in addition to the 20% federal penalty tax).

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON PARTICIPANTS AND ASTEX PHARMACEUTICALS WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2003 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        With authority granted by the board of directors, the Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm of the Company to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012, and recommends that the stockholders vote for ratification of such appointment.

        Ernst & Young has audited our financial statements since 1994. A representative of Ernst & Young is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Principal Auditor Fees and Services

        The following table sets forth fees for services Ernst & Young provided during fiscal years 2011 and 2010:

	2011	2010
Audit fees(1)	$1,300,800	$759,090
Tax fees	55,000	82,500

(1)
Represents fees for professional services provided in connection with the audit of our annual financial statements and internal controls, review of our quarterly financial statements, advice on accounting matters that arose during the audit, and audit services provided in connection with other statutory or regulatory filings.

        The Audit Committee has considered whether any non-audit services provided by Ernst & Young are compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is maintained and is not compromised by the services provided.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Ernst & Young. During fiscal years 2011 and 2010, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

        Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

 PROPOSAL FOUR

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, also known as the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

        As discussed below under "Compensation Discussion and Analysis," the Company designs its compensation programs to maintain a performance and achievement oriented environment throughout the Company. The goals of the Company's executive compensation program are to:

  •
  create stockholder value by aligning executive compensation to business objectives and performance;

  •
  attract, retain, and motivate highly-qualified executives by offering market-competitive total compensation packages; and

  •
  balance the focus on short- vs. long-term performance objectives through an appropriate mix of short-term cash incentive awards and equity incentive awards that vest over a number of years.

        Consistent with these goals and as discussed below under "Compensation Discussion and Analysis," the Compensation Committee has designed guiding principles focused on pay for performance and competitiveness of the Company's compensation programs with the Company's peer group. The Compensation Committee selects performance measures that it believes are the best measures of the Company's success and aligned with drivers of long-term stockholder value. We also grant our executive officers stock options in order to align their incentives with the long-term interests of our stockholders, reward them for potential long-term contributions, and provide a total compensation opportunity commensurate with our performance and competitive norms.

        Our Compensation Committee stays informed of developing executive compensation best practices and strives to implement them. In this regard, our stockholders should note:

  •
  If a change of control occurs, all of our named executive officers, including our CEO, have double-trigger, not single-trigger, equity vesting acceleration protection and other severance benefits;

  •
  None of our named executive officers or other employees have any golden parachute excise tax gross-up benefits;

  •
  We do not provide club memberships, tickets to sporting events or other entertainment, private travel on executive aircraft, or similar excessive perquisites to any of our named executive officers;

  •
  We do not reprice underwater stock options or stock appreciation rights, or exchange them for other awards, without first obtaining stockholder approval; and

  •
  We annually evaluate the risks inherent in our compensation programs to ensure that they do not give rise to inappropriate levels of risk.

        We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. As required pursuant to Section 14A of the Exchange Act, this proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. This non-binding, advisory vote on executive compensation is being presented to our stockholders this year in response to the stockholder vote at our 2011 annual meeting of stockholders where the holders of a majority of our shares voted in favor of an annual say-on-pay vote.

        The say-on-pay vote is advisory, and therefore not binding on the Company, our board of directors, or our Compensation Committee. Our board of directors and our Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

        We believe that the information we have provided above and within the "Executive Compensation" section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the annual meeting:

        "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2012 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure."

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        To our knowledge, the following table sets forth the beneficial ownership of common stock of the Company as of April 20, 2012 for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock; (2) each of the Company's directors; (3) each of the executive officers named in the 2011 Summary Compensation Table; and (4) all directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned(1)	Percentage Beneficially Owned (%)
Apax Partners and affiliates(2)	4,861,320	5.2
Charles J. Casamento(3)	280,833	*
Peter Fellner(4)	10,000	*
Thomas V. Girardi(5)	618,500	*
Allan R. Goldberg(6)	201,472	*
Timothy Haines(7)	10,000	*
Harren Jhoti(8)	267,201	*
Ismail Kola(9)	23,642	*
Walter J. Lack(10)	510,000	*
James S.J. Manuso(11)	4,971,470	5.1
Mohammad Azab(12)	315,084	*
Martin Buckland(13)	207,621	*
Michael Molkentin(14)	515,371	*
All directors and executive officers as a group (12 persons)(15)	7,931,194	7.9

*
Less than 1%.

(1)
The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire at June 19, 2012 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. On April 20, 2012, there were 93,108,523 shares of our common stock outstanding.

(2)
The number of shares beneficially owned is as reported in a Schedule 13G filed with the SEC on April 17, 2012 by Apax Partners Europe Managers Ltd, the address of which is 33 Jermyn Street, London, SW1Y 6DN. The following entities share voting and dispositive power with respect to the following shares: Apax WW Nominees Ltd. holds legal title to 4,409,151 shares as nominee for each of Apax Europe V-A, L.P., Apax Europe V-B, L.P., Apax Europe V-C GmbH & Co. KG, Apax Europe V-D, L.P., Apax Europe V-E, L.P., Apax Europe V-F, C.V., Apax Europe V-G, C.V., Apax Europe V-1, L.P., Apax Europe V-2, L.P ("Apax Funds"). In addition, AP V GmbH & Co. KG holds 452,169 shares. Apax Europe V GP, L.P. is the general partner of each of Apax Europe V-A, L.P., Apax Europe V-B, L.P., Apax Europe V-D, L.P., Apax Europe V-E, L.P., Apax Europe V-F, C.V., Apax Europe V-G, C.V., Apax Europe V-1, L.P., Apax Europe V-2, L.P. and the managing limited partner of Apax Europe V-C GmbH & Co. KG and AP V GmbH & Co. KG. Apax Verwaltungsgesellschaft Beta GmbH is the general partner of Apax Europe V-C GmbH & Co. KG. and AP V GmbH & KG. Apax Europe V GP Co. Limited is the general partner of Apax Europe V GP, L.P. Apax Europe V GP Co. Limited is wholly owned by Apax Guernsey (Holdco) PCC Limited AEV Cell. Apax Europe V GP Co. Limited appointed

  Apax Partners Europe Managers Ltd to be the discretionary investment manager to the Apax Funds.

(3)
Represents 280,833 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(4)
Represents 10,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(5)
Includes 385,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(6)
Represents 201,472 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(7)
Represents 10,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(8)
Includes 197,417 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(9)
Represents 23,642 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(10)
Includes 130,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(11)
Includes 60 shares held individually by Susan Manuso, James Manuso's wife; 10 shares held by Susan Manuso as custodian for their minor daughter under Uniform Grant to Minors Act; and 4,965,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable by James Manuso at June 19, 2012. Dr. Manuso's address is 4140 Dublin Blvd., Suite 200, Dublin, CA 94568.

(12)
Includes 312,084 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(13)
Represents 207,621 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(14)
Includes 499,376 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 19, 2012.

(15)
See footnotes (2) through (14). Includes 7,222,445 shares issuable upon the exercise of stock options to purchase shares of common stock held by directors and executive officers which are exercisable at June 19, 2012.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2011:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(B) Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights	(C) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))(2)
Equity compensation plans approved by security holders	14,366,623	$3.83	2,517,088
Equity compensation plans not approved by security holders	—	—	—

Total	14,366,623	$3.83	2,517,088

(1)
Consists of securities issuable under the 1993 Stock Option Plan, the 1996 Directors' Option Plan, and the 2003 Stock Plan.

(2)
Includes 2,264,958 shares issuable under the 2003 Stock Plan and 252,130 shares issuable under the 2008 Employee Stock Purchase Plan.

CERTAIN TRANSACTIONS

        Our board of directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities, and recognizes that related party transactions can present heightened risk of potential or actual conflicts of interest. In accordance with our Code of Business Conduct and Ethics and the charter for the Audit Committee, our Audit Committee, the members of whom are all independent, reviews and approves any proposed related person transactions and reports any material related person transactions to the board of directors. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which our company is a participant and in which any of the following persons has or will have a direct or indirect interest:

  •
  an executive officer, director or director nominee of Astex Pharmaceuticals;

  •
  any person who is known to be the beneficial owner of more than 5% of our common stock;

  •
  any person who is an immediate family member (as defined in Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock; and

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest in our common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

  Pay for Performance

        The cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive base salaries and other benefits, the majority of our CEO's and other named executive officers' (NEO's) compensation opportunity is based on variable pay (represented by annual and long-term incentives) as demonstrated in the charts below.

CEO's Total Direct Compensation for 2011	Other NEO's Total Direct Compensation for 2011 (Excluding CEO)

  Note: The information for the above charts is derived from selected data from the 2011 Summary Compensation Table on page 56. Base pay, annual incentive and long-term incentive percentages represents 2011 Summary Compensation Table column information titled salary, bonus, and option awards, respectively.

  Corporate Governance Best Practices

        Our Compensation Committee stays informed of developing executive compensation best practices and strives to implement them. In this regard, our stockholders should note:

  •
  If a change of control occurs, all of our named executive officers, including our CEO, have double-trigger, not single-trigger, equity vesting acceleration protection and other severance benefits;

  •
  None of our named executive officers or other employees have any golden parachute excise tax gross-up benefits;

  •
  We do not provide club memberships, tickets to sporting events or other entertainment, private travel on executive aircraft, or similar excessive perquisites to any of our named executive officers;

  •
  We do not reprice underwater stock options or stock appreciation rights, or exchange them for other awards, without first obtaining stockholder approval; and

  •
  We annually evaluate the risks inherent in our compensation programs to ensure that they do not give rise to inappropriate levels of risk.

Overview of Compensation Program and Philosophy

        Our executive compensation programs are designed to meet the following objectives:

  •
  attract and retain qualified executives with a view to the highly competitive nature of the marketplace in the biotechnology industry and other industries from which we may seek executive talent;

  •
  provide an executive compensation structure that is not only competitive in our industry sector and the geographic areas we operate, but is internally equitable and consistent based on the level of responsibilities for each executive position;

  •
  motivate and reward our executives to perform to the best of their abilities;

  •
  align our financial results and compensation paid to executive officers with a goal to achieve our current year and longer-term strategic business goals and objectives; and

  •
  ensure that our executives are not motivated to incur excessive risk that could jeopardize the Company.

        These objectives fit within our overall compensation philosophy by helping to continuously improve the Company's performance, secure the future potential of our business, enhance stockholder value, and provide proper compliance with regulatory and related requirements.

        The cornerstone of our executive compensation program is pay for performance. While we pay competitive base salaries and other benefits, the majority of our executive officers' compensation opportunity is based on variable pay. To meet these objectives, we have implemented an executive compensation program based on the following policies:

  •
  pay executive base salaries that are competitive with the practices within biotechnology companies and other relevant industries that are similar in size;

  •
  pay for performance through a management bonus plan that is based upon shorter-term incentives and through merit increases based on Company and personal performance, as well as market data; and

  •
  pay for performance through equity compensation awards that provide a longer-term incentive to retain our executives.

        The Compensation Committee is responsible for ensuring compliance with these objectives and policies and, accordingly, is empowered to review and approve the annual compensation arrangements of the Company's executive officers, including annual base salary, annual incentive bonus, equity compensation, and other benefits or perquisites. The Company's executive team was comprised of the following individuals during 2011:

  •
  James S.J. Manuso—Chairman and Chief Executive Officer (CEO)

  •
  Harren Jhoti—President

  •
  Mohammad Azab—Chief Medical Officer (CMO)

  •
  Martin Buckland—Chief Business Officer (CBO)

  •
  Michael Molkentin—Chief Financial Officer (CFO)

        Throughout this proxy statement, our executive team may be referred to by name, title or referred to as the "executive officers" and comprises our "named executive officers."

2011 Say On Pay Advisory Vote; Frequency of Say on Pay Advisory Vote

        On June 16, 2011, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a "say-on-pay" vote. Our stockholders approved the compensation of our named executive officers, with approximately 79% of stockholder votes cast in favor of our 2011 say-on-pay resolution. After considering this result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation. Moreover, in determining how often to hold a stockholder advisory vote on executive compensation, the board of directors took into account our stockholders' preference (approximately 59% of votes cast) for an annual vote at the 2011 annual stockholders meeting. Specifically, the board of directors determined that we will hold an annual advisory stockholder vote on our named executive officers compensation until considering the results of our next say-on-pay frequency vote.

Role of our Compensation Committee

        Our Compensation Committee approves and administers our executive compensation program, and with respect to our named executive officers, the 2003 Stock Plan. This committee is appointed by the board of directors, and consists entirely of directors who are independent for purposes of the listing standards of the NASDAQ Stock Market, "outside directors" for purposes of Section 162(m) of the Code, and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee is comprised of Walter J. Lack (chairman), Thomas V. Girardi, and Timothy Haines and operates under a written charter that is periodically reviewed and revised by the Compensation Committee and the board of directors. A copy of this charter is available for review in the corporate governance section of our website at www.astx.com. The Compensation Committee held two meetings in 2011 and approved several other matters by unanimous written consent.

  Role of Executive Officers in Compensation Decisions

        Dr. Manuso, our chairman and CEO, reviews the performance of each executive officer, and presents his findings to the Compensation Committee, together with recommendations for compensation structures applicable to the fiscal year under consideration. The Compensation Committee considers these findings and recommendations, but makes its own final determinations. The Compensation Committee alone, or in consultation with the full board of directors, reviews Dr. Manuso's performance.

  Role of Compensation Consultants and Surveys

        The Compensation Committee has adopted a policy where it has the sole authority to hire and fire outside compensation consultants to assist the Committee in analyzing executive compensation and discharging its related responsibilities. In 2011, the Compensation Committee did not retain a compensation consultant to assist in determining or recommending the amount or form of executive compensation since it did not anticipate making substantial changes in the amounts and form of executive compensation for our executive officers based on the Company's overall performance during 2011.

        For 2011, the Compensation Committee primarily utilized three compensation surveys in evaluating and supporting the various elements of the compensation of our executive officers. The three surveys were the following:

  •
  Radford Global Life Sciences Survey ("Radford Survey")—uses peer group information collected from over 122 participants in the 150 to 499 employee size category regarding all elements of compensation, including base salary, bonus, and equity for new hires and existing employees of all levels, including executive officers.

  •
  BioWorld's Executive Compensation Report—analyzes compensation information from proxy statements and annual reports of approximately 193 publicly traded biotechnology companies that were filed with the SEC. This survey summarizes compensation data for up to six officer level positions.

  •
  Top5 Executive Pay in the Biopharmaceutical Industry Report—analyzes compensation information from proxy statements and annual reports from 342 publicly traded companies in the biopharmaceutical industry filed with the SEC. This survey summarizes compensation data for up 1,249 top executives including up to 15 executive level positions.

2011 Performance Priorities

        Executive incentive compensation decisions are primarily based upon the achievement or progress towards Company-wide performance objectives, the execution of operational and business specific strategic objectives, and the officer's individual performance with respect to these objectives and extraordinary performance, as in the case of executing a significant transaction. Our performance objectives are both qualitative and quantitative. These performance objectives may be modified by the Compensation Committee based on changes in market conditions or the business environment in which we operate. The Compensation Committee may include or exclude certain items related to the ongoing operations when calculating financial measures including gains or losses not anticipated or properly reflecting the cash flow or economic contribution of a transaction during the annual performance period under review. The Compensation Committee believes that our overall performance as a discovery-based drug development company is a more significant factor in our compensation decisions than our performance against any other predetermined goal.

        The Compensation Committee determined the amount payable to its named executive officers as an annual performance bonus relating to 2011 based upon its determination as to the Company's success in achieving the 2011 performance priorities. However, this determination was not mechanical. As noted above, the Compensation Committee also factors in, as the most significant factor in making its determination, the Company's performance as a discovery-based drug development company. Thus, while there is no specific weighting accorded to each of the enumerated performance priorities for 2011 or the officer's individual performance, the Compensation Committee considers them of roughly equal weight, with the most weight given to the judgment regarding the Company's progress and overall performance as a discovery-based drug development company. As described below, in 2011 the Company exceeded many of the performance goals in each of the performance priority areas. Moreover, the Compensation Committee determined that the Company's overall performance as a discovery-based drug development company in 2011 was outstanding.

        At the beginning of 2011, the Compensation Committee established initial performance priorities in four key areas for the Company:

        1.     Financial performance—Properly manage annual cash usage and year-end cash balance by targeting reasonable ranges for income from operations, net income, cash provided by operations and cash on hand at the end of 2011. The target range for income from operations is $14 million, net income of $13.8 million, and cash provided by operations of $16 million is plus or minus 15% from the approved financial targets, while the target range for cash, cash equivalents and marketable securities is plus or minus 10% of a targeted combined balance of $120 million at the end of the performance period.

        As a result of the acquisition of Astex Therapeutics Limited, a UK-based biotechnology company effective July 20, 2011, the Company did not achieve all the primary financial performance priorities for 2011. The financial performance priorities were established at the beginning of the year for 2011 and did not consider the impact of any business acquisitions. The financial performance priorities were influenced by the financial and operational impact of the acquisition of Astex Therapeutics Limited.

For the year and reflecting the acquired company's operating results effective July 20, 2011, we recorded income from operations of $2.5 million. This was 82% less than the initial target income from operations of $14 million. Our recorded net income of $5.5 million was 60% less than the initial target net income of $13.8 million. The cash provided by operating activities was $12.4 million. This was 23% less than the initial targeted annual amount of cash provided by operating activities of $16 million. Had we modified the reported operating and cash flow priorities and viewed them from a pre-acquisition perspective, we would have exceeded all the initial financial performance priority targets. Finally, current and non-current unrestricted cash, cash equivalents, and marketable securities of $128.1 million exceeded the year-end target of $120 million by 7%.

        2.     Corporate and business development—Broaden the long-term development and financial strength of the organization through the initiation and execution of a corporate or business development transaction with terms, conditions and economic value consistent with other similar market transactions within the pharmaceutical industry sector in which we compete.

        The Company achieved this business development priority for 2011 with the acquisition of Astex Therapeutics Limited effective July 20, 2011. Our acquired subsidiary discovers and develops novel small molecule therapeutics using a fragment-based drug discovery platform, Pyramid™, and has built a pipeline of molecularly-targeted drugs for large pharmaceutical partners and internal development that are at various stages of clinical, pre-clinical and early discovery development. The Company continues to initiate and maintain a variety of business development efforts. At the time of the acquisition we expanded our development pipeline to include eight drugs in clinical trials, four of which are partnered with large pharmaceutical companies, and four of which are in Company-sponsored, Phase II clinical proof-of-concept trials. We will continue to assess our business development activities in consideration of the competitive landscape and the stages of development of the various programs that characterize our current and anticipated portfolio.

        3.     Product development—Advance to lead product candidacy, investigational new drug application ("IND") enabling research and/or IND filing one or more new product development candidates and advance clinical stage compounds.

        The Company believes it achieved the product development priority for 2011 with the expansion of our product development efforts resulting from the acquisition of Astex Therapeutics Limited and the advancement of other existing programs. The acquisition enabled the expansion of our development pipeline to include eight drugs in clinical trials, four of which are partnered. We continue to advance several unannounced potential candidates in the discovery stage process, including the advancement of several candidates in the pre-clinical stage. In addition, the Phase I for SGI-110 commenced in early 2011 while the Phase II for amuvatinib began during our 2011 third quarter.

        4.     Organizational development—Invest in essential infrastructure by recruiting additional talent for key operating positions with a focus on retaining, training and developing current organizational resources required to advance our drug research and business development initiatives. The Company is targeting headcount growth primarily in the research and development area with a focus on discovery, pre-clinical, manufacturing, regulatory and clinical operations.

        The Company made progress with the organizational development priority as we executed several initiatives during 2011. The acquisition of our UK subsidiary required significant planning and execution of various integration efforts. The officer group was expanded to include a president in charge of the UK-based research site and a chief business officer. The Company identified and reorganized many cross functional and departmental structures. Company management believes that it has successfully integrated US and UK staff, programs and operations including our business development and translational research functions. During the second half of 2011 we downsized the Company by at least 44 employees that included the winding down of a lab facility and reduction in headcount impacting the Utah-based discovery operation and certain corporate functions. Management believes that these efforts have more efficiently structured our business to properly leverage our current organizational resources.

Elements of Compensation for Chief Executive Officer

  Executive Employment and Confidential Information and Invention Assignment Agreement Effective October 1, 2010:

        On October 1, 2010, the Company and Dr. Manuso executed an Executive Employment and Confidential Information and Invention Assignment Agreement (the "2010 Agreement"). The 2010 Agreement provides for a continuation of Dr. Manuso's service through December 31, 2014, and superseded and replaced the previous employment agreement.

        The 2010 Agreement provided for a base salary of $625,000 for the remainder of 2010. The base salary will be adjusted annually thereafter at twice the percentage increase in the Consumer Price Index. The 2010 Agreement also provides for performance-based bonuses of $650,000 for 2011 and $675,000 for the remaining term of the agreement, each bonus to be paid based on achieving criteria established by the Compensation Committee. In addition, the agreement provides for life insurance coverage of $2 million, an annual automobile allowance of $30,000 for each year, and relocation expenses not to exceed $100,000 in the event of certain involuntary terminations.

        The agreement also provides for the following stock option grants:

  •
  On October 1, 2010, concurrently with the execution of the agreement, Dr. Manuso was granted an option to purchase 800,000 shares of the Company's common stock at a per share price equal to the fair market value on the date of grant, with vesting subject to the achievement of specified performance milestones (the "Performance Option").

  •
  On or about April 1, 2011 and on each anniversary thereafter during the term of the agreement, an option to purchase 360,000 shares of the Company's common stock at a per share exercise price equal to the fair market value on the date of grant (the "Annual Options"). Each Annual Option will vest as to 1/12th of the shares at the end of each month from the grant date.

  •
  The agreement also provides for the continued vesting of the performance options granted pursuant to Dr. Manuso's previous employment agreements with the Company, provided the performance milestones are met while Dr. Manuso remains employed with the Company.

        Pursuant to the 2010 Agreement, in the event of a change of control of the Company prior to: (1) the granting of all of the Annual Options, then all Annual Options yet to be granted will immediately be granted and 100% of the then-unvested shares subject to the Annual Options will vest and become exercisable and (2) vesting of the Performance Option and performance-based options granted to Dr. Manuso in 2008 and 2009 shall accelerate their vesting 100%. If Dr. Manuso is involuntarily terminated in a manner triggering severance benefits within one year following a change of control, he will receive the following benefits: (1) a lump sum payment equal to eighteen months of base salary; (2) a lump sum payment equal to any unpaid bonuses (not to exceed $1 million); and (3) full acceleration of the vesting of any then unvested stock options.

  Amended and Restated Executive Employment and Confidential Information and Invention Assignment Agreement Effective March 10, 2011:

        On March 10, 2011, the Compensation Committee approved an amended and restated employment agreement with Dr. Manuso (the "Amended Agreement"). The Amended Agreement superseded and replaced Dr. Manuso's 2010 Agreement with the following changes:

  •
  In the event of an "Involuntary Termination" within one year following a "Change in Control" of the Company (as such terms are defined in the Amended Agreement), Dr. Manuso will be entitled to receive, in addition to the cash severance and stock option acceleration provided under the 2010 Agreement: (1) accelerated vesting of any other equity compensation awards, with unvested performance awards accelerated at 100% of target levels, (2) an extended post-termination exercise period for stock options to one year following termination (or through the original option term, if less), and (3) Company reimbursement of COBRA premiums for a period not to exceed eighteen months following a termination or earlier if Dr. Manuso secures other employer coverage (or an alternative taxable cash benefit if the Company determines the foregoing benefit would potentially violate applicable law or regulations).

  •
  Addition of a Tax Code Section 280G "best results" provision. Under the provision, if Dr. Manuso is entitled to receive payments that constitute "parachute payments" subject to Section 280G, then such amounts would be (1) paid in full, subject to taxes imposed as a result of Section 280G, or (2) paid in a reduced amount that would be exempt from Section 280G, whichever provides the better net after-tax result to Dr. Manuso. The 2010 Agreement provided only for reduction in payments subject to Section 280G.

        The Amended Agreement made no other material amendments to the terms and provisions of the 2010 Agreement.

  Chief Executive Officer Annual Bonuses

        For 2011, the target bonus for Dr. Manuso was $650,000 under his Amended Agreement. There was no threshold bonus or maximum bonus. The Compensation Committee assessed the 2011 performance of Dr. Manuso and conferred with the independent members of the board of directors. In addition to assessing Dr. Manuso's contribution to achieving the 2011 performance priorities, the independent members of the board of directors and the Compensation Committee also considered other qualitative elements furthering the long-term success of the Company. Other elements discussed and considered include organizational leadership qualities, development and execution of business, planning, execution and integration of the acquisition of Astex Therapeutics Limited, product and operational development strategies and opportunities, development and execution of investor relations and other programs enhancing organizational visibility in the financial community, expanding the stockholder base, regulatory compliance, and overall financial stewardship of financial resources. After receiving this input, the Compensation Committee determined that the 2011 performance of Dr. Manuso was excellent. Due to the Company's strong performance, with respect to both overall performance as a discovery-based drug development company, performance against the enumerated performance priorities, the financial and operational influence of the UK-based subsidiary following the acquisition date of July 20, 2011, and based upon the Compensation Committee's subjective appraisal of Dr. Manuso's 2011 performance, Dr. Manuso was awarded his full target bonus of $650,000, which was paid in 2012.

        In addition, in 2011 the Compensation Committee awarded a discretionary bonus to Dr. Manuso in the amount of $410,000 for his significant efforts and exemplary performance in developing, leading, and coordinating the acquisition of Astex Therapeutics Limited.

Elements of Compensation for Other Executive Officers

        The compensation for our other executive officers has three primary components:

  •
  base salary;

  •
  participating in the annual bonus plan; and

  •
  participating in annual equity compensation awards.

        In addition, we provide our other executive officers with certain benefits that are available to all our employees. We do not provide defined benefit pension plans, deferred compensation or other similar benefits to our executive officers, except for certain termination benefits as described in detail under the section of this proxy statement entitled "Potential Payments Upon Involuntary Termination or Change of Control."

        Our other executive officers are eligible to receive severance benefits under our Officer Severance Benefit Plan. The potential benefits under the plan are described under "Potential Payments Upon Involuntary Termination or Change of Control." We also have double-trigger vesting acceleration provisions for option grants in the event of certain involuntary terminations of employment within twelve months following a change of control, and an extension of time to exercise such options to the sooner of twelve months from the employment termination or the original expiration date of the option.

        The Compensation Committee believes that this combination of compensation elements provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term stockholder value, and facilitates executive retention and recruitment.

  Base Salaries

        Base salaries are designed to meet competitive norms and reward exemplary performance on an annual basis. In establishing base salaries for our executive officers, the Compensation Committee relies on data from the Radford Survey, the Top5 Executive Pay in the Biopharmaceutical Industry Report, and the BioWorld Executive Compensation Survey as well as general market sources, to compare base salaries against those for companies with similar numbers of employees and located in similar geographic areas. Based on the competitive landscape, the Compensation Committee initially targets named executive officers' salaries to be in the 50th to 90th percentile of peer group companies.

        For 2011, the Compensation Committee reviewed the base salaries for the CMO and CFO to determine if annual merit increases were to be awarded to those executive officers based on the achievement of our shorter-term objectives, progress and/or achievement of the Company's 2010 performance priorities and the individual's annual performance while considering changes in market conditions. The Compensation Committee determined that these goals were achieved and awarded merit increases to Dr. Azab and Mr. Molkentin. The merit increases became effective January 1, 2011.

        During September 2011, the Compensation Committee reviewed the base salaries of the newly appointed President and CBO. These newly appointed executive officers of Astex Pharmaceuticals were previously employees of our UK-based subsidiary acquired effective July 20, 2011. Based on its review of the responsibilities and duties of these executives, market conditions, and comparison of the base salaries against those for companies with similar numbers of employees and located in similar geographic areas, the Compensation Committee determined that an increase to the base salaries for the newly appointed executive officers was merited. The increase to the base salaries for Drs. Jhoti and Buckland became effective September 16, 2011.

  Bonus Plan

        We have a performance-based bonus plan that is intended to motivate and reward all employees, including our other executive officers, to perform well and contribute to achieving our shorter-term objectives. The amount of bonus is determined based on a target percentage of base salary of an executive officer's position, the progress and/or achievement of the Company's performance priorities, and the results of the officer's individual annual performance review while also reflecting changes in market conditions. The bonus is paid in cash.

        2011 Bonus Awards:    For 2011, the Compensation Committee reviewed the bonus plan to determine if bonuses were to be awarded to the other executive officers based on the achievement of our shorter-term objectives, progress and/or achievement of the Company's 2011 performance priorities and the executive officer's individual performance. The Compensation Committee determined that these goals were achieved and awarded a bonus to our CMO and CFO. The initial bonus awards for 2011 were targeted between the 50th and 90th percentile of peer group companies using primarily Radford Survey data, but supplemented by other market data.

        The Compensation Committee also reviewed the bonus plan to determine if bonuses were to be awarded to the newly appointed president and CBO. As noted earlier, these newly appointed executive officers of Astex Pharmaceuticals were previously employees of our UK-based subsidiary acquired effective July 20, 2011. As part of the acquisition, Astex Pharmaceuticals assumed the obligation to consider whether annual bonuses were to be awarded. Based on its review of the responsibilities and duties of these executives, market conditions, and comparison of bonus awards against those for companies with similar numbers of employees and located in similar geographic areas, the Compensation Committee determined that a bonus award was merited for the newly appointed executive officers. The initial bonus awards for 2011 were targeted in a range between the 50th and 90th percentile of peer group companies using primarily Radford Survey data, but supplemented by other market data.

  Other Named Executive Officer Annual Bonuses

        Our other named executive officers received annual bonuses on account of the full 2011 fiscal year. Dr. Azab and Mr. Molkentin had 2011 target payouts equal to 30% of their annual base salary and a maximum payout of 50% of their 2011 annual base salary while our newly appointed officers, Dr. Jhoti and Dr. Buckland, had revised maximum bonus targets at 60% and 50%, respectively, of their revised 2011 annual base pay. The Compensation Committee assessed the 2011 performance of all named executive officers in consultation with Dr. Manuso. In evaluating 2011 performance, the Compensation Committee took into account the current size of the organization and demands for greater cross functional expertise and/or understanding with the multiple aspects of a drug discovery operation required of its executives. Therefore, categories or areas in addition to annual performance priorities, where applicable, were considered by the Compensation Committee when assessing the executives' individual performances and organizational contributions. These categories and other areas considered by the Compensation Committee included, but were not limited to:

  •
  organizational leadership,

  •
  contribution to advancing the Company's strategic and development activities,

  •
  interacting with the scientific, financial and investor communities,

  •
  efforts required to execute the acquisition and subsequent integration of our UK-based subsidiary, and

  •
  demonstrating financial stewardship within the organization and proper management of its financial assets, including constructive interaction with the various regulatory entities the Company interacts with and compliance with their rules and regulations.

        President—The Compensation Committee assessed the 2011 performance of Dr. Jhoti, a newly appointed executive officer following the acquisition of our UK-based subsidiary, in consultation with Dr. Manuso. In evaluating 2011 performance, the Compensation Committee took into account the current size of the organization and demands for greater cross functional expertise and understanding with the multiple aspects of a drug discovery operation required of Dr. Jhoti. The Committee and Dr. Manuso also discussed and considered Dr. Jhoti's:

  •
  organizational leadership qualities,

  •
  contribution to the development, execution and continuation of the product development programs and strategies,

  •
  contribution to the planning and integration of the acquisition, and

  •
  development and execution of external relations and programs to enhance the Company's visibility and interaction within the scientific and investment communities.

        Chief Medical Officer—In addition to assessing Dr. Azab's contribution to achieving the 2011 performance priorities, the Compensation Committee also considered other qualitative elements furthering the future success of the Company. Other elements discussed and considered included Dr. Azab's:

  •
  organizational leadership qualities,

  •
  contribution to the development, execution and continuation of product development and clinical trial programs and strategies,

  •
  development and execution of external relations and programs enhancing the Company's visibility and interaction within the scientific community,

  •
  contribution to the review and assessment of the discovery and research programs related to the acquisition of our UK-based subsidiary and post-integration activities, and

  •
  compliance and constructive interaction with various regulatory entities.

        Chief Business Officer—The Compensation Committee assessed the 2011 performance of Dr. Buckland, a newly appointed executive officer following the acquisition of our UK-based subsidiary, in consultation with Dr. Manuso. In evaluating 2011 performance, the Compensation Committee took into account the current size of the organization and demands for greater cross functional expertise and/or understanding with the multiple aspects of a drug discovery operation from a business development perspective, required of Dr. Buckland. Other elements discussed and considered included Dr. Buckland's:

  •
  leadership qualities,

  •
  contribution to the development, execution and continuation of our business development programs and strategies,

  •
  contribution to the planning and integration of the acquisition, and

  •
  development and execution of external relations and programs to enhance the Company's visibility and interaction within the scientific and business development communities.

        Chief Financial Officer—In addition to assessing Mr. Molkentin's contribution to achieving the 2011 performance priorities, the Compensation Committee also considered other qualitative elements furthering the long-term success of the organization. The Committee and Dr. Manuso also discussed and considered Mr. Molkentin's:

  •
  leadership qualities,

  •
  development and execution of business and operational development strategies and opportunities,

  •
  contribution to the planning and execution of post-integration activities related to the acquisition of our UK-based subsidiary,

  •
  assistance in the development, review and execution of investor relations and other programs enhancing the Company's visibility in the financial community and among its stockholder base,

  •
  development and continued demonstration of overall financial stewardship and management of the Company's financial assets, and

  •
  timely and accurate filings compliant with regulatory requirements and compliance associated with his managing multiple administrative areas.

        After considering the organizational achievements of the various annual performance priorities, the above categories, and Dr. Manuso's input, the Compensation Committee determined that the 2011 performance of each of Dr. Jhoti, Dr. Azab, Dr. Buckland, and Mr. Molkentin was exemplary. Based upon the Company's 2011 achievement both in the enumerated performance priority areas and upon the Company's overall 2011 performance as a discovery-based drug development company, and based upon the Committee's subjective appraisal of their individual performances, the Compensation Committee approved an annual bonus award to the named executive officers.

        The actual bonus awards for 2011 were calculated as a percent of the officer's annual base salary as of December 31, 2011, and were paid in 2012. The bonus target ranges and actual bonus awards for 2011 were as follows:

	Actual Bonus Award		Bonus Award Target Range (Percentile)
Name and Position	Amount	Percentage	50th	90th
Harren Jhoti(1)	$293,473	60%	30%	60%
President
Mohammad Azab	225,000	50%	30%	50%
Chief Medical Officer
Martin Buckland(1)	170,338	50%	30%	50%
Chief Business Officer
Michael Molkentin	188,000	50%	30%	50%
Chief Financial Officer

(1)
Dr. Jhoti and Dr. Buckland joined the Company on July 20, 2011. Bonus awards have been converted from British Pounds Sterling to US Dollars based on the average exchange rate from July 20, 2011 to December 31, 2011 of 1.5905.

        During 2011, the Compensation Committee also awarded a discretionary bonus of $100,000 to Mr. Molkentin for his significant efforts and exemplary performance in coordinating, negotiating and executing the acquisition of Astex Therapeutics Limited.

  Summary of Grant Policies

        Our Compensation Committee regularly monitors the environment in which we operate and makes changes to our equity compensation program to help us meet our goals, including the achievement of long-term stockholder value. We may use various forms of equity compensation to motivate and reward long-term performance and encourage our employees, including the executive officers, to participate in the ownership of the Company. Historically, we have granted equity awards to our executive officers in the form of stock options. In spite of the evolution of the accounting treatment of certain types of awards, which requires a company to recognize as an expense the fair value of stock options and other stock-based compensation granted to employees, the Compensation Committee has determined that it is in the best interests of the Company and our stockholders to continue this practice. The Compensation Committee utilizes a vesting schedule to encourage our executive officers to continue in the employ of Astex Pharmaceuticals and to encourage executive officers to maintain a long-term perspective. With respect to the CEO, a substantial portion of his equity awards vest only upon achievement of specific performance milestones. In determining the size of stock option grants, the Compensation Committee primarily considers information provided by the Radford Survey, as well as general market sources, and focuses on the executive officers' current and expected future value to the Company and the competitive influence of peer organizations. The Compensation Committee also considers the number of granted and unvested options held by the executive officer.

        The board of directors and the Compensation Committee have not adopted formal policies regarding the timing of granting equity compensation awards. For example, the Compensation Committee has not established a set date for equity compensation awards, but rather, has acted in a timely manner following the annual performance review process completed for all our employees, including the executive officers, which typically occurs during the first quarter of each fiscal year. Equity compensation grants are approved by the Compensation Committee at scheduled meetings of the Committee or by unanimous written consent. The timing of such actions is driven by the Compensation Committee's need to conduct particular business, such as an equity compensation grant, and not by the Company's stock price. The exercise price or calculation price used in connection with any equity compensation grant is determined as the closing price for the Company's common stock on NASDAQ on the date the grant is approved. The Compensation Committee has not granted, nor does it intend in the future to grant, equity compensation awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. Similarly, our Compensation Committee has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates. We do not reprice or exchange underwater options without stockholder approval.

  Equity Compensation

        2011 Equity Awards—For the 2011 annual period, the Compensation Committee reviewed outstanding executive officer equity compensation to determine if equity awards were to be granted to the executive officers other than our CEO to motivate and reward longer-term performance, enhance retention and encourage participation in the ownership of the Company. For the CMO and CFO, the equity compensation grants were based on achieving our shorter-term objectives, progress and/or achievement of the Company's 2010 performance priorities and considering the executive officer's annual performance review. The Compensation Committee determined that these goals were achieved and awarded additional option grants to our CMO and CFO. The equity awards were originally targeted in a range between the 50th and 90th percentile of peer group companies, primarily using the Radford Survey, but supplemented by other market data.

        The Compensation Committee also reviewed the equity compensation to determine if equity awards were to be granted to the newly appointed President and CBO. These newly appointed executive officers of Astex Pharmaceuticals were previously employees of our UK-based subsidiary acquired effective July 20, 2011. Based on a review of the responsibilities and duties of the newly filled executive positions, general market conditions, and comparison of equity grants against those for companies with similar numbers of employees and located in similar geographic areas, the Compensation Committee determined that equity awards were to be granted to the newly appointed president and CBO. The equity awards were targeted between the 50th and 90th percentile of peer group companies, primarily using the Radford Survey, but supplemented by other market data.

        Equity compensation is made in the sole discretion of the Compensation Committee and is based on market information provided primarily by Radford Survey data, including recommendations by the CEO and other market considerations. The actual equity awards based on the 2011 period under review and considering current market Radford Survey data for the executive officers other than our CEO were as follows:

		Equity Award Target Range (Percentile)(#)
	Actual Equity Award (#)
Name and Position		50th	90th
Harren Jhoti	300,000	(1)	(1)
President
Mohammad Azab	280,000	80,000	320,000
Chief Medical Officer
Martin Buckland	150,000	(1)	(1)
Chief Business Officer
Michael Molkentin	150,000	70,000	170,000
Chief Financial Officer

(1)
Not applicable because our President and CBO were appointed officers of the Company following the acquisition of our UK-based subsidiary. Annual equity award target ranges are initially established at the beginning of the annual calendar period when these officer positions did not exist within our Company.

Summary of Compensation Committee Actions for Other Executive Officers

        On March 23, 2011, the Compensation Committee approved 2011 annual salaries, including cash bonus awards, and granted options for the achievement of the Company's 2010 performance priorities and annual performance to the following executive officers:

Name and Position	Annual Salary(1)	Cash Bonus Award	Stock Option Grants(#)(2)
Mohammad Azab	$450,000	$197,000	280,000
Chief Medical Officer
Michael Molkentin	$375,000	$171,000	150,000
Chief Financial Officer

(1)
Annual salary increases were retroactive to January 1, 2011.

(2)
Option grants are subject to the terms and conditions of the 2003 Stock Plan and vest monthly over a period of 48 months.

        On September 16, 2011, the Compensation Committee approved revised 2011 annual salaries and granted options to the newly appointed executive officers as follows:

Name and Position	Previous Annual Salary(1)	Adjusted Annual Salary(2)	Stock Option Grants(#)(3)
Harren Jhoti	£278,512	£306,500	300,000
President
Martin Buckland	£193,952	£213,500	150,000
Chief Business Officer

(1)
Represents annual salary as of July 20, 2011, the date of acquisition, reported in British Pounds Sterling.

(2)
The increased annual salary was effective September 16, 2011 and is reported in British Pounds Sterling. While the conversion ratio between British Pounds Sterling and US dollars fluctuates, by way of example a British Pound Sterling was worth approximately $1.6180 on April 27, 2012.

(3)
Option grants are subject to terms and conditions of the 2003 Stock Plan and vest as to 1/4th of the shares on September 16, 2012, and as to 1/48th of the shares on each one-month anniversary thereafter.

Generally Available Benefit Programs

        We also offer a number of other benefits to all of our employees, including executive officers, to include medical, dental, vision, and prescription drug insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, paid holidays, floating holidays, vacation, personal time off, and employee assistance programs.

        We believe that these benefit programs generally enhance employee productivity and loyalty to the Company. The main objectives of our benefit programs are to give all our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity. These benefit programs typically do not specifically factor into decisions regarding an individual employee's or executive officer's total compensation or equity award package. The availability of these benefit programs is influenced more by competitive market considerations for biotech and other industries against whom we compete to either retain our current employees or attract new talent.

  401(k) Plan (U.S. Employees)

        We also maintain a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all employees. We make matching employer contributions, at rates varying from 1% to 3%, up to a maximum of $6,000 annually, based on the rate of the employee's 401(k) payroll contribution. Our matching contributions vest ratably over five years based on the employee's years of service.

  Defined Contribution Plan (UK Employees)

        We provide a defined contribution pension plan that is fully funded by the UK subsidiary for all its employees, whereby the employer contributions are 10% of the employee's base salary. There is no contribution required by the UK subsidiary's employees.

Internal Revenue Code Section 162(m) Implications for Executive Compensation

        The Compensation Committee is responsible for addressing issues raised by Section 162(m) of the Code. Section 162(m) limits the Company's tax deduction for compensation paid to certain executive officers that does not qualify as "performance based" to $1 million per executive officer. The Compensation Committee believes that the stockholders' interests are served by maintaining the discretion and flexibility in our executive compensation programs. Accordingly, the Compensation Committee may approve executive compensation that is not fully deductible.

Risk Analysis

        Management conducted an analysis of the risk profile of our Company's significant compensation plans and policies. This analysis was reviewed with the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee was formed in January 1993. The Compensation Committee is composed of Mr. Lack (Chairman), Mr. Girardi, and Mr. Haines, who are independent directors of the Company. None of these persons was an employee of the Company or any of its subsidiaries, nor were there any Compensation Committee interlocks or other relationships during 2011 requiring disclosure under Item 407(e)(4) of Regulation S-K of the Securities Act.

Potential Payments Upon Involuntary Termination or Change of Control

        Dr. Manuso's Amended Agreement requires specific payments and/or benefits to be provided to Dr. Manuso in the event of an involuntary termination of employment without cause following a change of control of the Company. If an involuntary termination for cause occurs, Dr. Manuso will not receive any additional severance-type benefits under the Amended Agreement. In the event of an involuntary termination or employment prior to or no more than one year following a change of control, Dr. Manuso will be eligible for benefits under the Severance Benefit Plan for officers to the extent determined by the board of directors.

        "Involuntary Termination," as used in Dr. Manuso's Amended Agreement, means the following:

  •
  without Dr. Manuso's express written consent, a material diminution of his duties, position or responsibilities relative to his duties, position or responsibilities in effect immediately prior to such reduction;

  •
  without Dr. Manuso's express written consent, a material diminution by the Company of his base salary as in effect immediately prior to such reduction;

  •
  any material breach by the Company of any of the terms of the Amended Agreement;

  •
  without Dr. Manuso's express written consent, his relocation to a facility or a location more than fifty miles from the current location of the Company, which the Company and Dr. Manuso agree would constitute a material change in the geographic location at which he must perform services to the Company, or

  •
  any purported termination of Dr. Manuso other than for cause.

        "Cause," as used in the Amended Agreement, means the following:

  •
  any act of personal dishonesty taken by Dr. Manuso in connection with his employment which is intended to result in his personal enrichment;

  •
  Dr. Manuso's conviction or plea of nolo contendere of a felony;

  •
  any act by Dr. Manuso that constitutes material misconduct and is injurious to the Company; or

  •
  continued violations by Dr. Manuso of his obligations to the Company.

        Under the Amended Agreement, Dr. Manuso may not resign for an Involuntary Termination without first providing the Company with:

  •
  a written notice within ninety days of the event that he believes constitutes an Involuntary Termination, specifically identifying the acts or omissions constituting the grounds for an Involuntary Termination, and

  •
  a reasonable cure period of not less than thirty days following the date of such notice.

        The Amended Agreement provides that if Dr. Manuso's employment with the Company is terminated by the Company as a result of an Involuntary Termination and following a change of control, he would receive:

  •
  a lump sum payment equivalent to eighteen months of his then current base salary;

  •
  a lump sum payment equivalent to any unpaid amount of bonus due to him (up to a maximum of $1 million);

  •
  reimbursement for all reasonable relocation expenses to him or his family's relocation from California to New York, including, but not limited to, short-term hotel costs or apartment rental for a period not to exceed six months, with the total relocation not to exceed $100,000. Additional cash compensation would be paid to fully offset taxes, or tax equalized, attributable to him as a result of payment of such reasonable relocation expenses;

  •
  full acceleration of the vesting of any then-unvested stock options in other equity awards held by Dr. Manuso, with performance awards accelerating at 100% of target levels;

  •
  extended post-termination exercise period for stock options to one year following termination (or through the original option term, if less); and

  •
  Company reimbursement of COBRA premiums for a period not to exceed eighteen months following a termination or earlier if Dr. Manuso secures other employer coverage (or an alternative taxable cash benefit if the Company determines the foregoing benefit would potentially violate applicable law or regulations).

  Estimated Value of Involuntary Termination or Change of Control Benefits for Other Executive Officers

        In addition to Dr. Manuso's employment agreement, the two UK-based officers, Dr. Jhoti and Dr. Buckland, have employment agreements assumed when the UK subsidiary was acquired. Dr. Azab and Mr. Molkentin do not have employment agreements.

        Dr. Jhoti's agreement provides for an annual contribution of 10% of his base salary to a defined contribution pension program. It also provides that Dr. Jhoti's employment may be terminated by either the Company or Dr. Jhoti upon providing six months' notice. It also provides for a non-taxable life insurance benefit covering four times his base salary in the event of his death. Dr. Jhoti's agreement also provides that he shall not compete with the Company or attempt to persuade any employee to leave the Company for twelve months following his employment termination.

        Dr. Buckland's agreement provides for an annual contribution of 10% of his base salary to a defined contribution pension program. It also provides that Dr. Buckland's employment may be terminated by either the Company or Dr. Buckland upon providing six months' notice. The Company may pay Dr. Buckland his base salary in lieu of such notice. Dr. Buckland's agreement also provides that he shall not compete with the Company or attempt to persuade any employee to leave the Company for a period of up to twelve months following his employment termination.

        The Company's Officer Severance Benefit Plan provides severance in the event of certain involuntary terminations for all the Company's executive officers, where applicable.

        Benefits under the Officer Severance Benefit Plan include the following:

  •
  Cash Severance Benefit—Each eligible executive officer shall receive a cash severance benefit in an amount equal to the sum of (a) two weeks of such eligible executive officer's base salary, which shall be paid in lieu of notice of termination of employment, (b) an additional thirty-nine weeks of such eligible executive officer's base salary, (c) an additional two weeks of such eligible executive officer's base salary for each full year of service completed, and (d) an additional one week of such eligible executive officer's base salary for any partial year of service completed, provided that such partial year of service is greater than six months in length.

  •
  Career Transition Assistance—Following an eligible executive officer's termination of employment, career transition services shall be provided through an outplacement service provider for a period of nine months. Outplacement services currently cost the Company approximately $12,000 per executive officer.

  •
  COBRA Continuation Coverage—Each eligible executive officer who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible under COBRA to continue coverage under such health, dental, or vision plan (or to convert to an individual policy) at the time of his or her termination of employment. If COBRA is elected by an eligible executive officer, the Company shall pay COBRA premiums on behalf of the executive officer during the number of weeks that base salary in respect of which the amount paid to the eligible executive officer under the Cash Severance Benefit section, as described above, was calculated.

        Eligible executive officers are required to sign and not revoke a release of claims in favor of the Company as a condition to receiving benefits. No benefits are payable upon any voluntary termination, upon any involuntary termination for misconduct or poor job performance or upon certain other terminations of employment. The Officer Severance Benefit Plan does not provide any income tax gross-ups for golden parachute excise taxes nor do we otherwise provide golden parachute excise tax gross-ups to our executive officers.

        In addition to the Officer Severance Benefit Plan, our named executive officers have double-trigger 100% vesting acceleration on their Company stock options. Specifically, if our named executive officers are involuntarily terminated other than for cause following a change of control, then 100% of the shares subject to their outstanding stock options accelerate vesting. Additionally, in such event, their stock option post-termination exercise period is extended from three months after employment termination to twelve months after employment termination or, if earlier, the original maximum term of the option.

        On March 10, 2011, the Compensation Committee approved an amendment and restatement of the Company Officer Severance Benefit Plan. The material changes to the Officer Severance Benefit Plan included the following:

  •
  revising the definition of "Eligible Employee" to make the determination of eligibility automatic under the terms of the plan and eliminate the requirement that participants receive written notice of participation from the Company.

  •
  revising definitions for the terms "Change of Control," "Involuntary Termination," "Cause" and "Disability," relating to eligibility for severance benefits under the plan.

  •
  certain additional benefits are provided for severance eligible terminations that occur within twelve months following a change of control of the Company. Under the provision, (1) the computation of cash severance will differ from covered terminations not within the change of control period, but will not exceed eighteen months of base salary, (2) all equity awards will receive full vesting acceleration and the post-termination exercise period for stock options will be extended to one year following termination (or through the original option term, if less), consistent with the Company's historical practice of providing officers with double-trigger option vesting and extended post-termination exercise periods outside of the Officer Severance Benefit Plan, and (3) Company reimbursement of COBRA premiums will extend for the period used to determine cash severance, not to exceed eighteen months. Plan benefits are offset by severance provided under any individual employment agreements.

  •
  revision of plan terms relating to the timing of execution of a release of claims following termination of employment to ensure compliance with tax requirements under Section 409A of the Code.

  •
  addition of a Code Section 280G "best results" provision. Under the provision, if the named executive officer is entitled to receive payments that constitute "parachute payments" subject to Section 280G, then such amounts would be (1) paid in full, subject to taxes imposed as a result of Section 280G, or (2) paid in a reduced amount that would be exempt from Section 280G, whichever provides the better net after-tax result to the executive officer.

  •
  action to amend or terminate the Officer Severance Benefit Plan will require approval by the Compensation Committee of the board of directors. The prior plan authorized such actions by the Company CEO or CFO.

2011 Potential Payments Upon Termination Table

Name	Termination Scenario	Severance ($)(1)	Bonus ($)		Accelerated Vesting ($)		Other ($)
James S.J. Manuso	Change of control	976,878	1,000,000	(2)	52,000	(3)	195,772	(4)
	Involuntary (without cause)	713,868	—		—		50,652	(5)
	For cause	—	—		—		—
Harren Jhoti	Change of control	710,454	—		86,122	(6)	102,655	(9)
	Involuntary (without cause)	592,000	—				87,574	(9)
	For cause	—	—		—		—
Mohammad Azab	Change of control	525,000	—		—		25,945	(5)
	Involuntary (without cause)	389,423	—		—		22,344	(5)
	For cause	—	—		—		—
Martin Buckland	Change of control	494,886	—		74,594	(7)	76,035	(9)
	Involuntary (without cause)	348,956	—				57,180	(9)
	For cause	—	—		—		—
Michael Molkentin	Change of control	562,500	—		6,000	(8)	32,034	(5)
	Involuntary (without cause)	411,084	—		—		26,640	(5)
	For cause	—	—		—		—

(1)
Assumes "severance" payment made to the named executive officer as of the last business day of the fiscal year or December 31, 2011. Amounts for Dr. Jhoti and Dr. Buckland have been converted from British Pounds Sterling to US Dollars based on the exchange rate at December 31, 2011.

(2)
Represents bonus payout for remaining term of the Amended Agreement, not to exceed $1 million.

(3)
Represents accelerated vesting of 2,120,000 previously granted unvested performance-based stock options and the granting and vesting of 1,080,000 ungranted annual stock options remaining under the term of the Amended Agreement. The exercise price related to 400,000 of these options was under the fair market value of Astex Pharmaceuticals' stock as of December 31, 2011, and therefore, these options had an intrinsic value of $52,000 at December 31, 2011.

(4)
Represents employer-paid medical coverage for total estimated severance period, career transition assistance, and reimbursement for relocation expenses not to exceed $100,000, subject to tax equalization adjustment.

(5)
Represents employer-paid medical coverage for total estimated severance period and career transition assistance.

(6)
Represents accelerated vesting of 385,832 previously granted unvested stock options. The exercise price of 85,832 of those options was under the fair market value of Astex Pharmaceuticals' stock as of December 31, 2011, resulting in an intrinsic value of $86,122 at December 31, 2011.

(7)
Represents accelerated vesting of 224,647 previously granted unvested stock options. The exercise price of 74,647 of those options was under the fair market value of Astex Pharmaceuticals' stock as of December 31, 2011, resulting in an intrinsic value of $74,594 at December 31, 2011.

(8)
Represents accelerated vesting of 214,750 previously granted unvested stock options. The exercise price of 25,000 of those options was under the fair market value of Astex Pharmaceuticals' stock as of December 31, 2011, resulting in an intrinsic value of $6,000 at December 31, 2011.

(9)
Represents employer-paid medical and pension coverage for total estimated severance period and career transition assistance.

        The actual amount of the benefits paid to the named executive officers in the event of an involuntary termination or a change of control can only be determined at the time of the executive's actual termination from the Company.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Astex Pharmaceuticals specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2011. Based on the review and discussions, the Compensation Committee recommended to the board of directors, and the board of directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement.

        This report is submitted by the Compensation Committee of the board of directors of Astex Pharmaceuticals, Inc.

Walter J. Lack, Chairman
Thomas V. Girardi
Timothy Haines

 2011 Summary Compensation Table

        The following table presents the total compensation earned by each of the named executive officers during the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
James S.J. Manuso	2011	650,156	1,060,000	598,788	45,085	(3)	2,354,029
Chief Executive Officer	2010	622,906	650,000	1,645,351	44,218		2,962,475
	2009	574,237	650,000	1,670,653	36,644		2,931,534
Harren Jhoti(2)	2011	222,584	293,473	374,010	30,819	(4)	920,886
President	2010	—	—	—	—		—
	2009	—	—	—	—		—
Mohammad Azab	2011	447,625	225,000	441,112	6,000	(5)	1,119,737
Chief Medical Officer	2010	392,667	197,000	114,780	6,000		710,447
	2009	141,044	78,000	427,076	—		646,120
Martin Buckland(2)	2011	155,031	170,338	187,005	24,353	(6)	536,727
Chief Business Officer	2010	—	—	—	—		—
	2009	—	—	—	—		—
Michael Molkentin	2011	373,625	288,000	236,310	6,000	(5)	903,935
Chief Financial Officer	2010	341,375	171,000	210,430	6,000		728,805
	2009	326,375	141,000	81,056	6,000		554,431

(1)
Reflects the aggregate grant date fair value using the Black-Scholes option pricing model for option awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012. These amounts do not correspond to the actual value that could be realized by each named executive officer.

(2)
Dr. Jhoti and Dr. Buckland joined the Company on July 20, 2011. Salaries, bonuses, and other compensation have been converted from British Pounds Sterling to US Dollars based on the average exchange rate from July 20, 2011 to December 31, 2011 of 1.5905.

(3)
Includes $33,400 for car allowances, $6,000 for 401(k) Company match, and $5,685 for life insurance premiums.

(4)
Includes $1,261 for additional employer paid health insurance, $22,071 for defined contribution pension benefits, and $7,487 for taxable distribution resulting from termination of the UK-based share incentive plan triggered by the acquisition of Astex Therapeutics Limited on July 20, 2011.

(5)
Represents 401(k) Company match.

(6)
Includes $1,495 for additional employer paid health insurance, $15,372 for defined contribution pension benefits, and $7,486 for taxable distribution resulting from termination of the UK-based share incentive plan triggered by the acquisition of Astex Therapeutics Limited on July 20, 2011.

Grants of Plan-Based Awards in 2011

        The following table presents information concerning each grant of an award made to a named executive officer in fiscal 2011 under any plan. All awards were granted under our 2003 Stock Plan.

Name	Grant Date	All Other Option Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
James S.J. Manuso	04/01/11	360,000	(1)	3.16	3.16	598,788
Harren Jhoti	09/16/11	300,000	(2)	2.21	2.21	374,010
Mohammad Azab	03/24/11	280,000	(3)	2.78	2.78	441,112
Martin Buckland	09/16/11	150,000	(2)	2.21	2.21	187,005
Michael Molkentin	03/24/11	150,000	(3)	2.78	2.78	236,310

(1)
Option vests as to 1/12th of the shares on May 1, 2011 and on each one-month anniversary thereafter.

(2)
Option vests as to 1/4th of the shares on September 16, 2012 and as to 1/48th of the shares on each one-month anniversary thereafter.

(3)
Option vests as to 1/48th of the shares on April 24, 2011 and on each one-month anniversary thereafter.

(4)
Reflects the grant date fair value using the Black-Scholes option pricing model of each equity award computed in accordance with ASC 718. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012. These amounts do not correspond to the actual value that could be realized by each named executive officer.

 Outstanding Equity Awards at 2011 Fiscal Year-End

        The table below shows all outstanding equity awards held by the named executive officers at the end of our fiscal year ended December 31, 2011. There were no outstanding stock awards held by named executive officers at December 31, 2011.

	Option Awards
		Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
						Option Exercise Price ($)
	Grant Date						Option Expiration Date
Name		Exercisable(1)	Unexercisable
James S.J. Manuso	09/19/02	25,000	—	—		2.76	09/19/12
	11/05/02	15,000	—	—		3.68	11/05/12
	03/28/03	40,000	—	—		2.46	03/28/13
	05/22/03	7,500	—	—		4.03	05/22/13
	05/22/03	60,000	—	—		4.03	05/22/13
	09/04/03	7,500	—	—		5.69	09/04/13
	01/02/04	250,000	—	—		11.27	01/02/14
	01/02/04	—	—	50,000	(2)	11.27	01/02/14
	01/02/04	—	—	50,000	(3)	11.27	01/02/14
	01/02/04	200,000	—	—		11.27	01/02/14
	01/02/04	—	—	200,000	(4)	11.27	01/02/14
	01/02/04	—	—	50,000	(5)	11.27	01/02/14
	01/02/04	—	—	100,000	(6)	11.27	01/02/14
	01/02/04	—	—	100,000	(7)	11.27	01/02/14
	01/02/04	250,000	—	—		11.27	01/02/14
	01/03/05	250,000	—	—		6.10	01/03/15
	01/03/06	250,000	—	—		5.03	01/03/16
	08/31/06	200,000	—	—		4.87	08/31/16
	01/03/07	360,000	—	—		5.06	01/03/17
	01/03/07	100,000	—	—		5.06	01/03/17
	01/03/07	100,000	—	—		5.06	01/03/17
	01/03/07	—	—	100,000	(8)	5.06	01/03/17
	01/03/07	—	—	100,000	(9)	5.06	01/03/17
	01/03/07	—	—	250,000	(10)	5.06	01/03/17
	01/03/07	100,000	—	—		5.06	01/03/17
	01/03/07	—	—	100,000	(11)	5.06	01/03/17
	01/03/07	100,000	—	50,000	(12)	5.06	01/03/17
	01/02/08	360,000	—	—		3.60	01/02/18
	01/02/09	360,000	—	—		2.00	01/02/19
	04/01/09	100,000	—	—		1.76	04/01/19
	04/01/09	—	—	100,000	(13)	1.76	04/01/19
	04/01/09	—	—	100,000	(14)	1.76	04/01/19
	04/01/09	—	—	100,000	(15)	1.76	04/01/19
	04/01/09	—	—	100,000	(16)	1.76	04/01/19
	04/01/09	250,000	—	—		1.76	04/01/19
	04/01/09	100,000	—	—		1.76	04/01/19
	04/01/09	100,000	—	—		1.76	04/01/19
	04/01/09	100,000	—	—		1.76	04/01/19
	04/01/09	150,000	—	—		1.76	04/01/19
	04/01/10	360,000	—	—		3.12	04/01/20

	Option Awards
			Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
							Option Exercise Price ($)
	Grant Date							Option Expiration Date
Name			Exercisable(1)	Unexercisable
	10/01/10		—	—	100,000	(17)	2.12	10/01/20
	10/01/10		250,000	—	—		2.12	10/01/20
	10/01/10		100,000	—	—		2.12	10/01/20
	10/01/10		—	—	100,000	(18)	2.12	10/01/20
	10/01/10		—	—	100,000	(19)	2.12	10/01/20
	10/01/10		—	—	150,000	(20)	2.12	10/01/20
	04/01/11		240,000	—	120,000	(21)	3.16	04/01/21
Harren Jhoti	07/20/11	(22)	16,084	—	—		0.78	07/01/14
	07/20/11	(22)	26,192	—	—		0.87	12/01/16
	07/20/11	(22)	61,388	—	4,092	(23)	0.68	03/19/18
	07/20/11	(22)	26,192	—	—		0.84	06/24/18
	07/20/11	(22)	24,146	—	14,487	(23)	0.79	06/22/19
	07/20/11	(22)	44,063	—	67,253	(23)	0.92	05/28/20
	09/16/11		—	—	300,000	(24)	2.21	09/16/21
Mohammad Azab	07/21/09		157,083	—	102,917	(25)	2.58	07/21/19
	03/11/10		26,250	—	33,750	(26)	3.23	03/11/20
	03/24/11		52,500	—	227,500	(27)	2.78	03/24/21
Martin Buckland	07/20/11	(22)	52,384	—	—		0.70	09/30/14
	07/20/11	(22)	26,192	—	—		0.84	12/01/15
	07/20/11	(22)	19,644	—	—		0.87	12/01/16
	07/20/11	(22)	22,918	—	3,274	(23)	0.73	06/24/18
	07/20/11	(22)	20,053	—	12,032	(23)	0.79	06/22/19
	07/20/11	(22)	38,879	—	59,341	(23)	0.92	05/28/20
	09/16/11		—	—	150,000	(24)	2.21	09/16/21
Michael Molkentin	11/04/03		100,000	—	—		10.03	11/04/13
	03/04/05		25,000	—	—		4.89	03/04/15
	03/09/06		60,000	—	—		5.10	03/09/16
	03/15/07		40,078	—	2,672	(28)	5.32	03/15/17
	03/13/08		66,000	—	30,000	(29)	2.35	03/13/18
	03/12/09		35,000	—	45,000	(30)	1.65	03/12/19
	03/11/10		20,625	—	89,375	(26)	3.23	03/11/20
	03/24/11		28,125	—	121,875	(27)	2.78	03/24/21

(1)
Options vested as of December 31, 2011.

(2)
Option vests upon European Approval of Orathecin.

(3)
Option vests upon European Approval of Dacogen.

(4)
Option vests upon the Company achieving annual gross sales of $30 million or more.

(5)
Option vests upon the acquisition from a third party of at least one Phase II or more advanced stage compound.

(6)
Option vests upon completion of Phase III of a compound acquired during Dr. Manuso's tenure as the Company's CEO during the term of Dr. Manuso's previous employment agreement executed in 2009 (the "2009 Agreement").

(7)
Option vests upon FDA approval of a compound acquired by the Company during the term of the 2009 Agreement.

(8)
Option vests upon the filing of the third IND of a drug derived from the Montigen acquisition, provided that this option shall vest subsequent to footnotes 13, 14, and 17 below.

(9)
Option vests upon the acquisition of a corporate partner or licensee for one or more of the drugs in the Company's portfolio, providing the value of any such deal is projected to exceed $10 million in combined up-front payments, R&D payments, milestones and royalties to the Company throughout its course, provided that this option shall vest subsequent to footnote 15 below.

(10)
Option vests upon the securing of (i) a significant corporate partner for one or more of the Company's drugs or (ii) $25 million in additional financing, provided that this option shall vest subsequent to footnotes 15 and 16 below.

(11)
Option vests upon the Company achieving a cash-flow positive year of operations during the term of the 2010 Agreement, provided that this option shall vest in a year subsequent to the cash-flow positive year of operations referenced in footnote 18 below.

(12)
Option vests upon achievement of additional milestone(s) to be agreed upon with the board of directors, including, but not limited to, acquisition of a company or drug that is assessed to be value-enhancing by the board of directors, provided that the milestone is different from the milestones noted in footnote 20 below.

(13)
Option vests upon clearance by the FDA of another IND submitted by the Company that will allow the Company to initiate a clinical study of the compound that is the subject of the IND.

(14)
Option vests upon clearance by the FDA of another IND submitted by the Company that will allow the Company to initiate a clinical study of the compound that is the subject of the IND (subsequent to the IND described in footnote 13 above).

(15)
Option vests upon the execution of a definitive agreement with a corporate partner or licensee for one or more of the drugs in the Company's portfolio, or for a discovery collaboration, providing the value to the Company of any such deal is projected to exceed $10 million in combined up-front payments, R&D payments, milestones and royalties to the Company throughout its course.

(16)
Option vests upon the execution of a definitive agreement with a corporate partner or licensee for one or more of the drugs in the Company's portfolio, or for a discovery collaboration, providing the value to the Company of any such deal is projected to exceed $15 million in combined up-front payments, R&D payments, milestones and royalties to the Company throughout its course.

(17)
Option vests upon clearance by the FDA of a third IND submitted by the Company that will allow the Company to initiate a clinical study of the compound that is the subject of the IND (following the achievement of milestones (B)(1) and (B)(2) in the 2009 Agreement (footnotes 13 and 14 above)).

(18)
Option vests upon achievement by the Company of the next cash-flow positive year of operations during the term of the 2010 Agreement.

(19)
Option vests upon commencement by the Company of an FDA-cleared Phase II clinical trial.

(20)
Option vests upon achievement of additional milestone(s) to be determined by the board of directors, including, but not limited to, acquisition of a company or drug that is assessed to be value-enhancing by the board of directors (provided that the milestone is different from milestones noted in footnote 12 above).

(21)
Option vests as to 1/12th of the shares on May 1, 2011 and on each one-month anniversary thereafter.

(22)
Represents replacement options granted upon acquisition of Astex Therapeutics Limited.

(23)
Options originally granted by Astex Therapeutics Limited were replaced by options to purchase shares of Astex Pharmaceuticals, Inc. on July 20, 2011, with original vesting schedules. All such options vested as to 1/4th of the shares one year from original date of grant and as to 1/48th of the shares on each one-month anniversary thereafter.

(24)
Option vests as to 1/4th of the shares on September 16, 2012 and as to 1/48th of the shares on each one-month anniversary thereafter.

(25)
Option vests as to 1/4th of the shares on July 21, 2010 and as to 1/48th of the shares on each one-month anniversary thereafter.

(26)
Option vests as to 1/48th of the shares on April 11, 2010 and on each one-month anniversary thereafter.

(27)
Option vests as to 1/48th of the shares on April 24, 2011 and on each one-month anniversary thereafter.

(28)
Option vests as to 1/48th of the shares on April 15, 2007 and on each one-month anniversary thereafter.

(29)
Option vests as to 1/48th of the shares on April 13, 2008 and on each one-month anniversary thereafter.

(30)
Option vests as to 1/48th of the shares on April 12, 2009 and on each one-month anniversary thereafter.

Option Exercises and Stock Vested in 2011

        The table below shows all options exercised and value realized by the named executive officers during our fiscal year ended December 31, 2011. There were no stock awards vested and value realized upon vesting by the named executive officers during our fiscal year ended December 31, 2011.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
James S.J. Manuso	—	—
Harren Jhoti	36,300	31,218
Mohammad Azab	—	—
Martin Buckland	—	—
Michael Molkentin	5,000	5,500

(1)
The value realized equals the difference between the option exercise price and the fair market value of our common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% of Class Stockholders") to file with the SEC reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% of Class Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of the copies of such forms received by the Company and written representations from our executive officers and directors, the Company believes that, for the fiscal year ended December 31, 2011, its executive officers, directors and 10% of Class Stockholders complied with all applicable Section 16(a) filing requirements.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of the board of directors serves as the representative of the board of directors for general oversight of Astex Pharmaceuticals' financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Astex Pharmaceuticals' management has primary responsibility for preparing Astex Pharmaceuticals' financial statements and the financial reporting process. Astex Pharmaceuticals' independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of Astex Pharmaceuticals' fiscal year 2011 audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with Astex Pharmaceuticals' management.

  2.
  The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

  3.
  The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young the independence of Ernst & Young.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC. Such Form 10-K was filed with the SEC on March 15, 2012.

        The board of directors has adopted and restated a written charter for the Audit Committee as of June 16, 2011, which is available on our website at www.astx.com. Each of the members of the Audit Committee is independent as defined in the applicable listing standards of the NASDAQ Stock Market.

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Charles J. Casamento, Chairman
Thomas V. Girardi
Walter J. Lack

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        Astex Pharmaceuticals files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services. The SEC also maintains an internet website that contains reports, proxy statements and other information about issuers, like Astex Pharmaceuticals, who file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by Astex Pharmaceuticals with the SEC are also available at Astex Pharmaceuticals' website at www.astx.com. The web addresses of the SEC and Astex Pharmaceuticals have been included as inactive textual references only. Except as specifically incorporated by reference into this proxy statement, information on those web sites is not part of this proxy statement.

        The SEC allows Astex Pharmaceuticals to incorporate by reference information into this proxy statement. This means that Astex Pharmaceuticals can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement.

        This proxy statement incorporates by reference to the Form 10-K filed for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012.

OTHER MATTERS

        If any other matters properly come before the meeting, it is the intention of the persons named as proxies to vote the shares they represent as the board of directors may recommend.

        It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. Therefore, you are urged to vote at your earliest convenience.

THE BOARD OF DIRECTORS

Dublin, California
April 30, 2012

APPENDIX A

ASTEX PHARMACEUTICALS, INC.

2003 STOCK PLAN

(as amended effective on June 22, 2012)

        1.    Purposes of the Plan.    The purposes of this 2003 Stock Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Employees, Directors and Consultants, and

  •
  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Appreciation Rights, Restricted Stock Units or Stock Purchase Rights may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Restricted Stock Units or Stock Appreciation Rights.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Awarded Stock" means the Common Stock subject to an Award.

          (f)    "Board" means the Board of Directors of the Company.

          (g)   "Change in Control" means the occurrence of any of the following events:

            (i)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended.

          (i)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (j)    "Common Stock" means the common stock of the Company.

          (k)   "Company" means Astex Pharmaceuticals, Inc., a Delaware corporation.

          (l)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (m)  "Director" means a member of the Board.

          (n)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (o)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (q)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange, as reported in the Wall Street Journal on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day;

            (ii)   If there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices, or closing price in the event quotations for the Common Stock are reported on the National Market System, of the Common Stock on the date of determination, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System); or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (r)   "Fiscal Year" means a fiscal year of the Company.

          (s)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (t)    "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (u)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (v)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (w)  "Option" means a stock option granted pursuant to the Plan.

          (x)   "Option Agreement" means an agreement between the Company and an Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (y)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)   "Participant" means the holder of an outstanding Award granted under the Plan.

          (aa) "Performance Goals" means any one or more of the following objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period's results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles") or which may be adjusted when established to exclude or include any items otherwise includable or excludable under GAAP or under IASB Principles including (a) earnings per share, (b) operating cash flow, (c) operating income, (d) profit (e) return on assets, (f) return on equity, (g) return on sales, (h) revenue, (i) stock price, (j) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (k) gross margin, (l) operating expenses or operating expenses as a percentage of revenue, (m) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (n) return on capital, (o) return on assets or net assets, (p) return on investment, (q) operating margin, (r) market share, (s) contract awards or backlog, (t) overhead or other expense reduction, (u) objective customer indicators, (v) new product invention or innovation, (w) attainment of research and development milestones, (x) total stockholder return, or (y) objective employee metrics. Any criteria used may be measured, as applicable (i) in absolute terms, (ii) against another company or companies, on a per-share basis, and/or (iii) on a pre-tax or post-tax basis (if applicable).

          (bb) "Plan" means this 2003 Stock Plan.

          (cc) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

          (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (ee) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ff)  "Section 16(b) " means Section 16(b) of the Exchange Act.

          (gg) "Service Provider" means an Employee, Director or Consultant.

          (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (ii)   "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 13 hereof.

          (jj)   "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

          (kk) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 15,000,000 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1993 Stock Option Plan (the "1993 Plan") as of the expiration of the 1993 Plan on December 3, 2003 and (b) following the expiration of the 1993 Plan, any Shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (a)   Any Shares subject to Awards shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the Plan. Subject to adjustment as provided in Section 16 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will not exceed 15,000,000 Shares.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)   Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii)   to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

            (v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights or Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

            (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (viii)  to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan (but in no event later than the expiration of the original maximum term of such Award);

            (ix)  to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (x)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xi)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

          (a)   Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b)   Neither the Plan nor any Award shall confer upon an Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

        7.    Code Section 162(m) Provisions.

          (a)    Option and SAR Annual Share Limit.    No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 2,000,000 Shares; provided, however, that such limit shall be 4,000,000 Shares in connection with the Participant's initial service.

          (b)    Restricted Stock, Restricted Stock Units and Performance Share Annual Limit.    No Participant shall be granted, in any Fiscal Year, more than 1,000,000 Shares of Restricted Stock, subject to Stock Purchase Rights or Restricted Stock Units; provided, however, that such limit shall be 2,000,000 Shares in connection with the Participant's initial service.

          (c)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals). The Performance Goals may differ from participant to participant and from Award to Award.

          (d)    Changes in Capitalization.    The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 16(a).

        8.    Term of Plan.    Subject to Section 22 of the Plan, the Plan shall continue in effect through April 27, 2022, unless terminated earlier under Section 18 of the Plan.

        9.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        10.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)    In the case of an Incentive Stock Option

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)   In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b)   Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (c)    No Repricing.    The exercise price for an Option may not be reduced without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR, other Award or cash.

          (d)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (e)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)    cash;

            (ii)   check;

            (iii)  promissory note;

            (iv)  other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi)  a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii) any combination of the foregoing methods of payment; or

            (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        11.    Exercise of Option.

          (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Relationship as a Service Provider.    If an Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)    Disability of Participant.    If an Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)    Death of Participant.    If an Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If, at the time of death, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        12.    Stock Purchase Rights.

          (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

        13.    Stock Appreciation Rights.

          (a)    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to the provisions of Section 7(a), the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b)    Exercise Price and other Terms.    The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

          (c)    No Repricing.    The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR, other Award or cash.

          (d)    Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (ii)   The number of Shares with respect to which the SAR is exercised.

          (e)    Payment upon Exercise of SAR.    Payment for a SAR shall only be made in Shares.

          (f)    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (g)    Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          (h)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (i)    Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (j)    Death of Participant.    If a Participant dies while a Service Provider, the SAR may be exercised following the Participant's death within such period of time as is specified in the SAR

  Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the SAR is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant's death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

        14.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)    Vesting Criteria and Other Terms.    The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

          (e)    Cancellation.    On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

        15.    Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, it may only be transferable for no consideration to transferees permitted pursuant to the Securities & Exchange Commission's General Instructions to the Form S-8 Registration Statement and such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

        16.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

          (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Merger or Change in Control.

            (i)    Stock Options, Stock Purchase Rights and SARs.    In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option, Stock Purchase Right and SAR shall be assumed or an equivalent option, right or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or SAR, the Participant shall fully vest in and have the right to exercise the Option, Stock Purchase Right or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, Stock Purchase Right or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option, Stock Purchase Right or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or SAR shall be considered assumed if, following the merger or Change of Control, the option, right or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or SAR, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

            (ii)   Restricted Stock and Restricted Stock Units.    In the event of a Change of Control, each outstanding Restricted Stock and Restricted Stock Unit award shall be assumed or an equivalent Restricted Stock or Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock or Restricted Stock Unit award including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, or Restricted Stock Units award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

        17.    Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

        18.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        19.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        20.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        21.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        22.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000142836_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Charles J. Casamento 02 Peter Fellner 03 Thomas V. Girardi 04 Allan R. Goldberg 05 Timothy Haines 06 Harren Jhoti 07 Ismail Kola 08 Walter J. Lack 09 James S.J. Manuso ASTEX PHARMACEUTICALS, INC 4140 DUBLIN BOULEVARD SUITE 200 DUBLIN, CA 94568 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To approve amendments to, and the material terms of, the 2003 Stock Plan. 3 To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012. 4 To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000142836_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . ASTEX PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 22, 2012 2:00 PM This proxy is solicited by the Board of Directors The undersigned stockholder of Astex Pharmaceuticals, Inc., a Delaware corporation, hereby appoints James S.J. Manuso and Michael Molkentin, and each of them individually, its proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Astex Pharmaceuticals, Inc. to be held on June 22, 2012, at 2:00 local time, at 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, and at any adjuournment(s) thereof, and to vote all the shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side